Registration No. 333-86067
                                                             File No. 811-09561

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

             Pre-Effective Amendment No.                                   |_|


             Post-Effective Amendment No. 18                               |X|


                                        and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |X|


                               Amendment No. 20                            |X|


                        CENTURY CAPITAL MANAGEMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                       c/o CENTURY CAPITAL MANAGEMENT, LLC
           100 FEDERAL STREET, 29TH FLOOR, BOSTON, MASSACHUSETTS 02110
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 482-3060
              (Registrant's Telephone Number, including Area Code)

                                  STEVEN ALFANO
                         CENTURY CAPITAL MANAGEMENT, LLC
           100 FEDERAL STREET, 29TH FLOOR, BOSTON, MASSACHUSETTS 02110
                     (Name and Address of Agent for Service)



                                 with copies to:


                            GREGORY D. SHEEHAN, ESQ.

                                ROPES & GRAY LLP
              ONE INTERNATIONAL PLACE, BOSTON, MASSACHUSETTS 02110

It is proposed that this filing will become effective (check appropriate box):


[X] immediately upon filing pursuant to paragraph (b)
[ ] On [date] pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

                                 [logo] CENTURY


                            CENTURY FUNDS PROSPECTUS



                              Century Shares Trust

                          Century Small Cap Select Fund

                                February 28, 2007

                                 [logo] CENTURY

                              CENTURY SHARES TRUST
                          CENTURY SMALL CAP SELECT FUND

                         Prospectus - February 28, 2007

      Century Shares Trust and Century Small Cap Select Fund (each, a "Fund" and, together, the "Funds") are separate series of Century Capital Management Trust (the "Trust"). The Funds' investment adviser is Century Capital Management, LLC (the "Adviser").

                         INFORMATION IN THIS PROSPECTUS
                                                                            PAGE
      Century Shares Trust ................................................    2
      Century Small Cap Select Fund .......................................    5

      Other Policies and Risks ............................................   11

      Management of the Funds .............................................   12

      Shareholder Information .............................................   12
        Purchasing Shares .................................................   14
        Redeeming Shares ..................................................   16
        Distributions and Taxes ...........................................   19

      Financial Highlights ................................................   22
        Century Shares Trust ..............................................   22
        Century Small Cap Select Fund .....................................   24

      How to Obtain More Information ......................................   26

      THE FUNDS DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE FOR PURCHASE IN ALL STATES. THIS PROSPECTUS IS NOT AN OFFERING IN ANY STATE WHERE AN OFFERING MAY NOT LAWFULLY BE MADE.

      The United States Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any contrary representation is a criminal offense.

                      CENTURY CAPITAL MANAGEMENT TRUST
                      100 Federal Street, 29th Floor Boston, Massachusetts 02110 800-321-1928
                      www.centuryfunds.com



                               PROSPECTUS PAGE 1

                              CENTURY SHARES TRUST

INVESTMENT OBJECTIVE

The investment objective of Century Shares Trust is long-term growth of principal and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of common stocks issued by companies that the Adviser believes have good long-term results and attractive valuations compared to the markets generally. The Fund invests in companies across different sectors of the economy, including, for example, consumer discretionary companies, financial services and related business services, health care, and technology, in order to participate in the basic growth of the overall economy.

In constructing the Fund's portfolio, the Adviser selects securities of companies exhibiting certain characteristics, including but not limited to: (i) positive long-term results; (ii) superior management; and (iii) an ability to increase earnings and raise dividends regularly.


The Adviser believes that a key measure of positive long-term results of a company is a company's ability to grow book value per share and deliver consistent return on equity (ROE) over an extended period of time. In recent years, the Adviser has typically used a target growth measure of 15% per year compounded over rolling three- and/or five-year periods. As a general rule, the Adviser attempts to buy shares of companies when their prices are temporarily out of favor or their valuation is lower than their intrinsic value. Securities may be sold if they reach or exceed the Adviser's price target, if the Adviser believes that the company's investment fundamentals have begun to deteriorate, to raise cash for redemptions, or for other investment reasons deemed appropriate by the Adviser.


PRINCIPAL INVESTMENT RISKS

Following is a summary of the principal risks of the Fund.

MARKET RISK - EQUITY SECURITIES: The market prices of equity securities may decline in value due to factors affecting the issuing companies (such as changes in the financial condition of the companies), or their industries (such as increased production costs, technological advances and competitive conditions within an industry or industries). They also may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest rates, or adverse investor sentiment.

SECTOR RISK: The companies and industries in which the Fund invests will change over time; however, at any given time, a significant portion of the Fund's assets may be invested in securities of companies within the same market sector of the economy. Companies within the same sector often face similar obstacles, issues or regulatory burdens. Consequently, the securities of the companies may react similarly and move in unison to changes in market conditions.

CONCENTRATION RISK: In 2001, Century Shares Trust adopted a fundamental policy not to concentrate its investments in any particular industry or group of industries; however, prior to that time, the Fund concentrated its investments in insurance companies and banks. As a result, long-term holdings in insurance companies comprise more than 25% of the Fund's total assets. Accordingly, the performance of the Fund is tied closely to that industry. If the insurance industry falls out of favor, the Fund could underperform less concentrated funds or funds that concentrate on companies in other industries.

MANAGEMENT RISK: As with any managed fund, the Adviser may not be successful in achieving the intended result. You take on investment risk when you purchase shares of the Fund. The Fund's share price generally changes daily, and when shares are sold they may be worth more or less than their original cost. As a result, you risk losing money by investing in the Fund. An investment in the Fund is not a deposit of any bank and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


For additional information on the Fund's risks, see "Other Policies and Risks" below.



                               PROSPECTUS PAGE 2

                              CENTURY SHARES TRUST

                                   PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund's Institutional Shares has varied from one calendar year to another over the past 10 years. The table shows how the average annual returns of each share class compare to those of a relevant market index. The returns shown in the bar chart and table include reinvestment of all dividends and capital gains distributions and reflect Fund expenses.

As with any mutual fund, the Fund's past performance (before and after taxes) is not necessarily an indication of future performance.


                  ANNUAL TOTAL RETURNS FOR INSTITUTIONAL SHARES
                          (for years ended December 31)


                            1997                50.13%
                            1998                 7.00%
                            1999               -12.38%
                            2000                37.44%
                            2001                -2.52%
                            2002               -12.57%
                            2003                25.03%
                            2004                12.51%
                            2005                 6.34%

                            2006                10.02%


                   For the periods included in the bar chart:

                          Best Quarter: 26.94%, Q3 2000
                         Worst Quarter: -19.82%, Q3 1999


                               PROSPECTUS PAGE 3

                              CENTURY SHARES TRUST

                          AVERAGE ANNUAL TOTAL RETURNS
                      (For periods ended December 31, 2006)

                                                                              1 YEAR   5 YEARS   10 YEARS
                                                                              ------   -------   --------
      INSTITUTIONAL SHARES
        Return Before Taxes                                                    10.02%    7.55%     10.50%
        Return After Taxes on Distributions                                     5.66%    5.32%      8.34%
        Return After Taxes on Distributions and Sale of Fund Shares            11.98%    6.09%      8.59%
        S&P 500 Index* (reflects no deduction for fees, expenses or taxes)     15.79%    6.19%      8.42%



                                                                                         SINCE
                                                                              1 YEAR   INCEPTION
                                                                              ------   ---------
      INVESTOR SHARES (INCEPTION DATE: 7/18/05)
        Return Before Taxes**                                                   9.01%    9.26%
        S&P 500 Index* (reflects no deduction for fees, expenses or taxes)     15.79%   12.97%


* The Fund's performance is compared to the S&P 500 Index, an unmanaged large capitalization U.S. stock index, independently maintained and published by Standard & Poor's. Of course, the S&P 500 Index does not incur fees and expenses as the Fund does, and the return reflects no deduction for taxes.

** After-tax returns are shown for the Institutional Shares only; after-tax returns for the Investor Shares may vary.

After-tax returns reflect the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or IRAs.


                               PROSPECTUS PAGE 4

                          CENTURY SMALL CAP SELECT FUND


INVESTMENT OBJECTIVE

The investment objective of Century Small Cap Select Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in companies with small market capitalizations that exhibit attractive growth and valuation characteristics through a diversified portfolio of common and preferred stocks, and securities convertible into common stock.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of small cap companies (or in investments related to such securities). The Adviser considers small cap companies to be those with market capitalizations, at the time of the Fund's investment, not exceeding the highest market capitalization in the Russell 2000(R) Index during the most recent 365 day period. The average weighted market capitalization of the Fund's portfolio will not exceed the highest market capitalization in the Russell 2000 Index during the most recent 365 day period.

In constructing the Fund's portfolio, the Adviser primarily follows a "bottom-up" approach to portfolio construction, including meeting with company management, creating proprietary earnings models and analyzing the fundamental merits of each individual stock. The Adviser typically seeks out companies whose stock prices do not adequately reflect their potential rate of growth in revenues, earnings, market share, dividends or book value. In selecting securities, the Adviser focuses on factors affecting a company's growth potential, financial strength and underlying value, including, for example, the quality of a company's management, amount of its operating costs, size of its profit margins and its product innovations.


The Advisor believes that a key measure of positive long-term results of a company is a company's ability to grow book value per share and deliver consistent return on equity (ROE) over an extended period of time. In recent years, the Adviser has typically used a target growth measure of 15% per year compounded over rolling three- and/or five-year periods.


The Fund concentrates its investments in the financial services and health care group of industries. This means that the Adviser will invest at least 25% of the Fund's assets in the aggregate in companies in the financial services and health care group of industries. Companies in this group of industries may include, for example, insurance companies, banks, asset managers, brokers, transaction processors, pharmaceutical companies, companies involved in biotechnology, medical diagnostic, biomedical or other health care research and development, companies involved in the operation of health care facilities, companies involved in the design, manufacture, distribution or sale of health care-related products or services, and managed-care and other health care providers, as well as service providers to financial and health care companies.

The Fund also invests in securities of companies outside of the financial services and health care group of industries in order to participate in the basic growth of the overall economy.

PRINCIPAL INVESTMENT RISKS

Following is a summary of the principal risks of the Fund.

MARKET RISK - EQUITY SECURITIES: The market prices of equity securities may decline in value due to factors affecting the issuing companies (such as changes in the financial condition of the companies), or their industries (such as increased production costs, technological advances and competitive conditions within an industry or industries). They also may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest rates, or adverse investor sentiment.

CONCENTRATION RISK: Because the Fund maintains a fundamental policy to concentrate its investments in the financial services and health care


                               PROSPECTUS PAGE 5

                          CENTURY SMALL CAP SELECT FUND


group of industries, the performance of the Fund is tied closely to and affected by those industries. The value of the Fund may be subject to greater volatility than funds with portfolios that are less concentrated. If financial services companies or health care companies fall out of favor, the Fund could underperform funds that focus on companies in other industries.

Financial services companies and health care companies are subject to extensive government regulation and their performance may be affected by new regulations or regulatory interpretations. The profitability of financial services companies can fluctuate significantly when interest rates change. Health care companies are subject to reimbursement rates and government approval of products and services and the profitability of some companies is dependent on patent protection.

SMALL COMPANIES RISK: Investing in the securities of companies with small market capitalizations generally involves greater risk than investing in larger, more established companies. This greater risk is attributable, in part, to the fact that the securities of small cap companies usually have more limited marketability. Because small cap companies have fewer shares outstanding than larger companies, it also may be more difficult to buy or sell significant amounts of such shares without unfavorable impact on prevailing prices. Additionally, small cap companies are typically subject to greater changes in earnings and business prospects and typically there is less publicly available information concerning small cap companies.

Securities of small cap companies, especially those whose business involves emerging products or concepts, may be more volatile due to their limited product lines, markets or financial resources and may lack management depth. Securities of small cap companies also may be more volatile than larger companies or the market averages in general because of their general susceptibility to economic downturns, especially in the financial services group of industries.

LIQUIDITY RISK: Liquidity risk exists when certain securities are difficult or impossible for the Fund to sell at the time and at the price that the Fund would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Fund. The Fund has increased exposure to liquidity risk because it primarily invests in securities of small cap companies.

MANAGEMENT RISK: As with any managed fund, the Adviser may not be successful in achieving the intended result. You take on investment risk when you purchase shares of the Fund. The Fund's share price generally changes daily, and when shares are sold they may be worth more or less than their original cost. As a result, you risk losing money by investing in the Fund. An investment in the Fund is not a deposit of any bank and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


For additional information on the Fund's risks, see "Other Policies and Risks" below.



                               PROSPECTUS PAGE 6

                          CENTURY SMALL CAP SELECT FUND


                                   PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund's Institutional Shares has varied from one calendar year to another over the past 7 years. The table shows how the average annual returns of each share class compare to those of a relevant market index. The returns shown in the bar chart and table below include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with any mutual fund, the Fund's past performance (before and after taxes) is not necessarily an indication of future performance.


                  ANNUAL TOTAL RETURNS FOR INSTITUTIONAL SHARES
                          (for years ended December 31)


                             2000              54.95%
                             2001               5.80%
                             2002               0.75%
                             2003              47.29%
                             2004              12.32%

                             2005               4.04%
                             2006               9.58%


                   For the periods included in the bar chart:
                          Best Quarter: 20.67%, Q3 2000
                         Worst Quarter: -9.08%, Q1 2001


                               PROSPECTUS PAGE 7

                          CENTURY SMALL CAP SELECT FUND

                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the periods ended December 31, 2006)


                                                                              1 YEAR    5 YEARS  SINCE INCEPTION
                                                                              ------    -------  --------------
     INSTITUTIONAL SHARES (INCEPTION DATE: 12/9/99)
        Return Before Taxes                                                     9.58%    13.70%         17.48%
        Return After Taxes on Distributions                                     7.76%    12.66%         16.60%
        Return After Taxes on Distributions and Sale of Fund Shares             7.88%    11.61%         15.31%
        Russell 2000(R) Growth Index*                                          13.35%     6.93%          1.32%
        Russell 2000(R) Index**                                                18.37%    11.39%          9.12%

     INVESTOR SHARES (INCEPTION DATE: 2/24/00)
        Return Before Taxes***                                                  9.27%    13.28%         17.37%
        Russell 2000(R) Growth Index*                                          13.35%     6.93%         (2.44%)
        Russell 2000(R) Index**                                                18.37%    11.39%          6.61%


* On February 28, 2007, the Russell 2000 Growth Index will replace the Russell 2000 Index as the comparative index for the Fund. The Adviser believes that the Russell 2000 Growth Index is a more appropriate benchmark because the Fund invests principally in companies that exhibit growth characteristics similar to those of companies included in the Russell 2000 Growth Index. The Russell 2000 Growth Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000(R) Growth Index, which comprises the 3,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics. Index returns reflect no deduction for fees, expenses or taxes.

** The Russell 2000 Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000(R) Index, which comprises the 3,000 largest U.S. domiciled companies.

*** After-tax returns are shown for the Institutional Shares only; after-tax returns for the Investor Shares may vary.

After-tax returns reflect the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or IRAs.


                               PROSPECTUS PAGE 8

                                FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES

(fees paid directly from your investment):

Redemption Fee (for Fund shares held less than 90 days,
  as a % of amount redeemed)(1)                          1.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets, as a percentage of average daily net assets):

                                                       INVESTOR    INSTITUTIONAL
CENTURY SHARES TRUST                                    SHARES        SHARES
--------------------------------------------------------------------------------
Management Fees(2)                                       0.95%         0.95%
Distribution and Service (12b-1) Fees                    0.25%         NONE

Other Expenses                                           0.95%         0.16%
Total Annual Fund Operating Expenses                     2.15%         1.11%
Less Expense Waiver/Reimbursement(3)                     0.70%         NONE
Net Annual Fund Operating Expenses                       1.45%         1.11%

                                                       INVESTOR    INSTITUTIONAL
CENTURY SMALL CAP SELECT FUND                           SHARES        SHARES
--------------------------------------------------------------------------------
Management Fees                                          0.95%         0.95%
Distribution and Service (12b-1) Fees                    0.22%         NONE
Other Expenses                                           0.28%         0.12%
Total Annual Fund Operating Expenses                     1.45%         1.07%


The information provided is based on the fees and expenses incurred by the Funds during the most recent fiscal year. A Fund's expenses may vary in future years.


                               PROSPECTUS PAGE 9

EXAMPLE

The following EXAMPLE is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
CENTURY SHARES TRUST
Investor Shares                                               $148(4)       $609          $1,103        $2,502
Institutional Shares                                          $113          $353          $  612        $1,352

CENTURY SMALL CAP SELECT FUND
Investor Shares                                               $148          $459          $  792        $1,735
Institutional Shares                                          $109          $340          $  590        $1,306

(1) A 1.00% redemption fee (also referred to as a short-term trading fee) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. See "Shareholder Information-- Redeeming Shares" below for more information about this redemption fee.

(2) The management fees include investment advisory fees of 0.80% of the Fund's average daily net assets and a separate administration fee of 0.15% of the Fund's average daily net assets pursuant to an administration agreement with the Adviser.

(3) The Adviser has contractually agreed to waive a portion of its management fee and reimburse or pay operating expenses of the Fund's Investor Shares to the extent necessary to maintain the total operating expenses of the Investor Shares at 1.45% through February 28, 2008. The Adviser will not recoup such fees and expenses in the future.

(4) For year 1, the Example reflects the fee waiver described in footnote 3 to the Fee Table on the preceding page.



                               PROSPECTUS PAGE 10

                            OTHER POLICIES AND RISKS

The investment objective of Century Shares Trust is long-term growth of principal and income. The Fund's investment objective may not be changed without shareholder approval.

The investment objective of Century Small Cap Select Fund is long-term capital growth. The Fund's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

Each Fund's fundamental investment restrictions and policies set forth in the Statement of Additional Information may not be changed without shareholder approval. All other policies may be changed by the Board of Trustees without shareholder approval.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may, from time to time, temporarily depart from its normal investment policies in response to adverse market, economic, political or other conditions. For temporary defensive purposes, each Fund may invest in cash or cash equivalents, or other short-term obligations, without limit. To the extent that the assets of a Fund are invested in temporary defensive positions, a Fund may succeed in avoiding losses, but may fail to achieve its investment objective.




FOREIGN SECURITIES: The Funds may invest in foreign securities without limit, which involves certain special risks. The value of foreign securities may decline in response to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability. Foreign securities markets generally have less trading volume and liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Other risks arise from different accounting, financial reporting and legal standards, as well as higher transaction costs. Century Small Cap Select Fund also may invest in emerging markets without limit. The securities markets of emerging countries generally are smaller, less developed, less liquid and more volatile than markets in developed foreign countries, and therefore the risks described above apply to an even greater extent to investments in emerging markets.

DERIVATIVES: Each Fund may (but is not obligated to) engage in certain derivatives transactions, including, for example, using options for hedging purposes. Derivatives are instruments that derive their value from a different underlying security, index or financial indicator. The use of derivatives exposes a Fund to additional risks and transaction costs. Risks include: (i) the risk that interest rates, securities prices and currency markets will not move in the direction that the Adviser anticipates; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the absence of a liquid secondary market for any particular instrument; (iv) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument; and
(v) the risk that the counterparty will not perform its obligations. Derivatives transactions are not a principal investment strategy of the Funds, but there is no limit on the Funds' use of derivatives. The Funds do not use derivatives for speculative purposes.


EXCHANGE-TRADED FUNDS: Each Fund may invest in shares of ETFs, which are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index), such as the S&P 500 Index and Russell 2000(R) Index. ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by a Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risks of the securities held in the ETFs.


                               PROSPECTUS PAGE 11

INITIAL PUBLIC OFFERINGS (IPOs). Each Fund may invest in IPOs when suitable opportunities are available. IPOs of securities issued by small, unseasoned companies with little or no operating history are risky and their prices may be highly volatile. Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available only in very limited quantities. Although IPO investments have had a positive impact on each Fund's performance in the past, there can be no assurance that either Fund will have favorable IPO investment opportunities in the future.



OTHER STRATEGIES AND RISKS. Each Fund may invest in various types of securities and engage in various investment techniques that are not described in this Prospectus because they are not currently a principal focus of the Fund. The Statement of Additional Information includes more information about the types of securities each Fund may invest in, investment techniques each Fund may use, and related risks.

DISCLOSURE OF PORTFOLIO HOLDINGS. Each Fund provides a complete schedule of its portfolio securities, for each calendar quarter, by posting the information on the Funds' website (www.centuryfunds.com) approximately 45 days after the last day of each quarter (or the first business day thereafter). The information remains accessible on the website until the next quarter's schedule is posted. In addition, certain other portfolio information (such as a fund's top 10 holdings or industry and/or sector allocations) may be posted on the website, typically 15 days after the last day of each month. A description of each Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information.


                             MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER


Century Capital Management, LLC ("Century") is the Funds' investment adviser. Century is located at 100 Federal Street, Boston, Massachusetts 02110. Century is responsible for managing the investment portfolio and business affairs of each Fund, subject to the supervision of the Funds' Board of Trustees. Each Fund pays Century a management fee for providing these services based on the Fund's average net assets. During the fiscal year ended October 31, 2006, Century Shares Trust paid a management fee of 0.95% and Century Small Cap Select Fund paid a management fee of 0.95%. A discussion regarding the basis for the Board's approval of the investment advisory agreements appears in the semi-annual report to shareholders for the fiscal period ended April 30, 2006.


THE PORTFOLIO MANAGERS


Alexander L. Thorndike and Kevin W. Callahan are primarily responsible for the day-to-day management of the Funds. Mr. Thorndike is Century's Chief Investment Officer. He has been a member of the investment committee and portfolio manager for each Fund since joining Century in 1999, and has more than 12 years of equity research and portfolio management experience. Mr. Callahan is Century's Director of Research. He has been a member of the investment committee and a portfolio manager for each Fund since joining Century in 2001, and has more than 15 years of equity research and portfolio management experience.


The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts which they manage, and their ownership of securities in each Fund.

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each class of a Fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time) on each day that the Exchange is open for trading. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the Exchange is closed, net asset value is not calculated, and the

                               PROSPECTUS PAGE 12

Fund does not transact purchase, exchange or redemption orders.

To determine net asset value, each Fund typically values its assets on the basis of market quotations or official closing prices. Certain short-term instruments are valued at amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by a significant event occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method approved by the Board of Trustees that is intended to reflect fair value. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon the sale of the security.

To the extent a Fund has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when you will not be able to purchase, exchange or redeem shares of the Fund.

DESCRIPTION OF SHARE CLASSES

Each Fund offers two classes of shares: Investor Shares and Institutional Shares. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses. Investor Shares have annual distribution and service fees up to a maximum of 0.25% of the Fund's net assets attributable to Investor Shares. Institutional Shares do not have annual distribution and service fees.

The share classes also have different minimum investment amounts, which are described below. Please note, however, that each Fund retains discretion to reduce or waive the minimum investment requirements.

Investor Shares: The minimum initial investment for Investor Shares is $2,500 for regular accounts. The minimum initial investment for IRAs, UGMA accounts, and accounts established with an automatic investment plan is $1,000. The minimum investment amount for all subsequent purchases is $50.

Institutional Shares: The minimum initial investment for Institutional Shares is $250,000, and there is no minimum investment amount for subsequent purchases. Generally, Institutional Shares are available to institutions (such as financial institutions, corporations, trusts and foundations), certain employee benefit plans, financial intermediaries (such as registered investment advisers and financial planners) who purchase shares on behalf of clients, Trustees of the Funds and the Adviser's employees and their immediate family members. Individual investors who purchase shares directly from the Funds also may be eligible to purchase Institutional Shares. Please call 800-303-1928 for more information.

For investors purchasing Institutional Shares through financial intermediaries, institutions, or through an omnibus account, shareholder purchases may be aggregated to meet the minimum initial investment amount. The minimum initial investment amount may be reduced for certain financial intermediaries that aggregate purchases on behalf of clients. The minimum initial investment amount does not apply to accounts of the Adviser, its affiliates and related persons, or any of their employees, or Trustees of the Funds.

If the value of your Institutional Shares account falls below $150,000 following a redemption, exchange, or transfer by you, you will have a 30-day period in which to invest an amount sufficient to restore the account value to at least $250,000. If you fail to do so, the entire account may

                               PROSPECTUS PAGE 13
be converted to Investor Shares. You should consult your tax advisor as to the consequences of such a conversion. Also, if you transfer Institutional Shares to another person and the recipient's account value is less than $150,000, the recipient's account may be converted to Investor Shares. This provision is waived for shareholders of Century Shares Trust who opened accounts prior to July 18, 2005.

If you are purchasing shares of a Fund, be sure to specify which class of shares you are purchasing.

PURCHASING SHARES

You may purchase shares of the Funds in the manner described below. The Funds are "no-load" funds, so you pay no sales commissions on a purchase directly from either Fund.

General Policies. The Trust reserves the right to reject all or part of any order to purchase Fund shares. In particular, the Trust may reject orders with respect to a Fund's shares from investors whose trading practices are not considered to be consistent with the long-term investment objectives of the Fund. If your order to purchase shares is accepted and processed, you may not cancel or revoke the purchase, but you may redeem the shares purchased.

A Fund may be closed to new investors, temporarily or permanently, without advance notice to investors.

Delivery Instructions. To make an initial investment in a Fund, you must complete and sign the Application to purchase shares and deliver it with your payment as follows:

Regular Mail
Century Funds
P.O. Box 446
Portland, ME 04112

Overnight Mail or Hand Delivery
Century Funds
c/o Citigroup Fund Services, LLC
Two Portland Square
Portland, ME 04101

Your purchase request will be completed and your shares will be purchased at the net asset value per share next calculated after the Fund receives your Application and investment in proper form. See "Customer Identification and Verification" below.

Purchases by Check. You should make your check payable to the appropriate Fund for the requested purchase amount. A Fund will not accept cash or cash equivalents, third party checks, or checks drawn on banks located outside of the United States. If your purchase order for shares of a Fund is cancelled because your check does not clear, you will be responsible for any loss incurred by the Fund; existing shareholders may have shares redeemed from their account to reimburse any loss.

Purchases by Wire and Electronic Transfers. You may purchase shares by wire transfer. Your bank may charge you a fee for a wire transfer. If you wish to send a wire transfer, notify the Transfer Agent before the funds are wired by calling 800-303-1928. Use the following wire transfer instructions:

Bank: Citibank
ABA: 021000089
For credit to:
Citigroup Fund Services, LLC
Acct. #: 30576692
Re: [Insert Name of Appropriate Fund]
[Insert Shareholder Name and Account Number]


                               PROSPECTUS PAGE 14

Systematic Investment Program. You may purchase additional shares of a Fund by having your amounts automatically withdrawn from your bank account on a periodic basis. For more information and to receive the documentation required for this program, please call 800-303-1928.

Purchases by Telephone. If you currently have an active account, you may be able to make subsequent investments by telephone. Please call 800-303-1928 to inquire about a telephone purchase or to place your order.

In-Kind Purchases. You may be able to purchase shares of a Fund "in-kind" through a transfer of securities as payment for the shares, if approved in advance by the Adviser. You should consult your tax advisor as to the consequences of such a purchase. If you are considering buying shares in this manner, please call 800-303-1928.

Transactions Through Intermediaries. You may purchase or redeem shares of a Fund through intermediaries, such as certain broker-dealers, "fund supermarkets," investment professionals, or retirement accounts. An intermediary may charge you a fee for its services, and it may have procedures or conditions for purchasing and redeeming shares that differ from those described in this Prospectus. If you purchase shares through an intermediary, the intermediary is solely responsible for promptly transmitting purchase and redemption orders to the Fund.


An intermediary may be a designated agent of a Fund. If so, your order will be priced at the net asset value per share next determined after the intermediary accepts it. A purchase made through an intermediary that is not a designated agent of a Fund is made at the net asset value per share next determined after the order is actually received by the Fund in proper form. To determine if an intermediary is an agent of the Funds, you must ask the intermediary.




Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.



                               PROSPECTUS PAGE 15

REDEEMING SHARES

You may redeem shares of a Fund by sending a written request for redemption to:
Regular Mail
Century Funds
P.O. Box 446
Portland, ME 04112

Overnight Mail or Hand Delivery
Century Funds
c/o Citigroup Fund Services, LLC
Two Portland Square
Portland, ME 04101

In your written request, you must (1) indicate the number of shares or dollar amount to be redeemed, (2) provide your shareholder account number, and (3) have each record owner sign the request exactly as the shares are registered (e.g., a trustee or custodian must sign as such). The Funds no longer issue share certificates; however, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when redeeming shares. You may not redeem shares of a Fund by telephone (except in limited circumstances as described below), fax or e-mail. You may redeem shares through an intermediary, which may charge a fee for its services and have its own procedures for redeeming shares.


Redemption requests are processed at the net asset value per share of a Fund next determined after the Fund (or, if applicable, a designated agent of the Fund) receives your request in good order, less any applicable redemption fee.

Other Required Documentation. In order to protect you and the Funds from fraud, an original signature guarantee is required if: (1) redemption proceeds exceed $100,000; (2) proceeds are not being paid to the owner of record; or (3) proceeds are being sent to an address other than the address of record or to an address of record that has been changed within the last 30 days. The signature guarantee must apply to the signature of each record owner of the account. The Funds accept original signature guarantees from domestic banks, brokers, dealers, credit unions, securities exchanges or associations, clearing agencies, or savings associations. A notary public cannot provide a signature guarantee.


Shares owned by corporations, trusts, partnerships, estates or other entities are subject to special rules regarding documentation required for redemption. Please call 800-303-1928 to obtain specific instructions.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to a fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio, taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for a fund investing in securities that pose special valuation challenges (e.g., foreign securities), as certain investors may seek to make short-term trades as part of a strategy aimed at exploiting the use of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

The Funds discourage short-term and excessive trading and do not accommodate frequent purchases and redemptions of Fund shares by shareholders. The Funds' Board of Trustees has adopted the following policies and procedures to address the risks associated with such practices: (i) the Funds may impose a redemption fee of 1.00% on Fund shares redeemed within 90 days after purchase (subject to certain exceptions, as described below under "Redemption Fee"); and (ii) the Funds reserve the right to reject orders from investors whose trading practices are not considered to be consistent with the long-term investment objectives of the Fund. In addition, the Funds have adopted certain fair valuation practices intended to protect the Funds from efforts to exploit "stale" or otherwise inaccurate prices for portfolio holdings.

                               PROSPECTUS PAGE 16

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Funds may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of Fund shares held in such omnibus accounts, short-term and/or excessive trading of Fund shares could adversely affect long-term shareholders in the Funds.

Redemption Fee. If you redeem shares of a Fund within 90 days after purchase, the Fund may deduct a redemption fee from the proceeds payable to you. The redemption fee is 1.00% of the net asset value of the shares redeemed. This fee is retained by the Fund for the shareholders' benefit in order to offset the brokerage commissions and other transaction costs associated with redemptions. If you purchased shares on different days, unless you instruct the Fund otherwise in writing, in determining whether a redemption fee is payable when shares are redeemed, the Fund will first redeem shares that are not subject to the fee and then will redeem other shares in the order in which you purchased them beginning with the shares you have held the longest. A Fund may, in the exercise of its sole discretion, waive its redemption fee in any case.

The redemption fee is not applicable to certain transactions. Specifically, the redemption fee is not applicable to transactions involving (i) shares redeemed for the sole purpose of using the redemption proceeds to purchase shares of another series of the Trust (as of the date of this Prospectus, the two Funds offered through this Prospectus are the only series of the Trust); (ii) shares acquired as a result of reinvesting dividends or other distributions of a Fund;
(iii) shares held in an account of certain qualified retirement plans; or (iv) shares held in an account of certain wrap fee accounts.


There are certain limitations on the Funds' ability to detect and prevent short-term trading. In particular, the Funds may not have timely access to transaction information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Transactions for clients of financial intermediaries and transactions of retirement plan participants typically are aggregated and placed on an omnibus basis, and Fund shares are held in omnibus accounts. The Funds will use reasonable diligence to monitor the trading activity in such accounts and take appropriate corrective action if a pattern of short-term trading is detected; however, the Funds may be unable to compel financial intermediaries to apply the Funds' short-term trading policy described above. The Funds reserve the right, in their sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. You should review the disclosure provided by your financial intermediary or retirement plan administrator to determine whether any alternative short-term trading policies apply to your account.


Payment for Redeemed Shares. Your redemption proceeds normally will be paid by check sent to you within seven days after your redemption request is received in good order. In the alternative, a Fund may, in the exercise of its sole discretion, make payment by wire transfer.

Each Fund will pay redemption proceeds in cash if, within any 90-day period, your redemptions do not exceed $250,000 or more than 1% of the Fund's net asset value (whichever is less). However, each Fund reserves the right to make a "redemption-in-kind" payment in portfolio securities rather than cash if your redemptions exceed that amount. If the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them.

                               PROSPECTUS PAGE 17

Possible Redemption Delays. As with all mutual funds, each Fund may suspend redemptions and defer payment for more than seven days during times when the New York Stock Exchange is closed (other than on weekends or holidays), when trading on the Exchange is restricted, during any emergency making it impractical for the Fund to dispose of its securities or to fairly determine its net asset value, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. Also, if you recently purchased shares by check and you wish to redeem those shares, the Fund may delay payment of the redemption proceeds to you until the check has cleared, which may take up to 15 days from the purchase date.

Exchange Privilege. You are permitted to redeem shares in a Fund by telephone for the sole purpose of using the redemption proceeds to purchase shares of the other Fund described in this Prospectus. Before initiating an exchange, you should read the portions of this Prospectus pertaining to the Fund you want to acquire. The Fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. You will not be charged any additional fees for the transaction. A Fund may modify or terminate this exchange privilege at any time without prior notice.

For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of the shares received in the exchange (except for exchanges within retirement accounts). You should consult your tax advisor about the tax consequences of exchanging Fund shares.

If you wish to utilize this exchange privilege, please call 800-303-1928, or contact the Transfer Agent by mail or e-mail at the addresses provided on the back cover of this Prospectus. The Transfer Agent will use reasonable procedures to confirm the identity of shareholders and the authenticity of exchange instructions, including requiring personal identification, but will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. This privilege is automatically available to you without any further action on your part.

                              SHAREHOLDER ACCOUNTS

The Funds bear the costs of maintaining their shareholders' accounts. However, the Funds may charge you a fee to cover their additional costs if you request a duplicate confirmation statement of a transaction or a historical transcript of your account. The Funds reserve the right on 60 days' prior written notice to impose charges to cover other administrative costs.

If the value of your account falls below $500 the Fund may ask you to increase your balance. If the account balance remains below $500, the Fund may close the account and send you the proceeds.

If correspondence sent to your address of record is returned as undeliverable on more than two occasions, the Transfer Agent will consider your account lost, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be cancelled. Checks will not be reinvested into accounts with a zero balance.

                               PROSPECTUS PAGE 18

You should communicate changes of address or other account information to the Transfer Agent at:

Regular Mail
Century Funds
P.O. Box 446
Portland, ME 04112

Overnight Mail or Hand Delivery
Century Funds
c/o Citigroup Fund Services, LLC
Two Portland Square
Portland, ME 04101

DIVIDENDS AND DISTRIBUTIONS

Century Shares Trust normally distributes any net investment income semi-annually, in June and December, and any net realized capital gains annually, in December. Century Small Cap Select Fund normally distributes any net investment income and any net realized capital gains annually, in December. When a dividend or capital gain is distributed, the Fund's net asset value per share is reduced by the amount of the payment.

Your income dividends and capital gain distributions will be reinvested in additional shares of the relevant Fund unless you instruct otherwise.

TAX CONSEQUENCES

A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.


For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund owned the investments that generated them, rather than how long you have owned your shares in that Fund. Therefore, distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains; distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxable to you at the rates applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment in the Fund (and thus were included in the price you paid for the Fund shares). A Fund may produce capital gains even if it does not have income to distribute and performance has been poor. Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable to you as long-term or short-term capital gains, depending on how long you have held the shares.


Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2009.

Distributions by a Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of federal, state, local and (if applicable) foreign tax consequences of making such an investment.


                               PROSPECTUS PAGE 19

When you redeem shares in a Fund, that Fund may elect to pay the redemption price, over a certain threshold amount, in cash or in kind. If the Fund elects to pay this portion of the redemption price by a distribution in kind of securities held by the Fund, you will be taxed on the difference between the fair market value of the assets you receive on redemption and your basis in the redeemed shares of the Fund.

The Form 1099 that is mailed to eligible taxpayers every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax advisor.

Please note that the above is a general summary of principal federal income tax consequences of investing in the Funds. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information. In addition, you should consult your tax advisor about your particular tax situation, including possible foreign, state, local or other applicable tax laws.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTION AND SERVICE FEES


Each Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to its Investor Shares. Under the Plan, each Fund pays distribution and other fees in connection with the sale and distribution of its Investor Shares and for services provided to shareholders. Under the Plan, each Fund is authorized to expend up to 0.25% per annum of the Fund's average daily net assets attributable to the Investor Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of an investment in Investor Shares and may ultimately cost you more than other types of sales charges. The net income attributable to the Investor Shares will be reduced by the amount of the distribution and services fees attributable to that class of shares.



                               PROSPECTUS PAGE 20

                           Intentionally left blank.


                               PROSPECTUS PAGE 21

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                                           Period Ended    Year Ended
Century Shares Trust                                     Year Ended October 31,             October 31,   December 31,
                                             --------------------------------------------------------------------------
INSTITUTIONAL SHARES                            2006        2005        2004       2003       2002 (a)     2001
NET ASSET VALUE, BEGINNING
   OF PERIOD                                   $35.40      $35.62      $35.66     $33.95      $38.12      $42.97
                                               ------      ------      ------     ------      ------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (b)                     0.10        0.19        0.03       0.07        0.08        0.17
   Net realized and unrealized gain/
     (loss) on investments                       3.31        3.54        3.02       5.03       (4.20)      (1.26)
                                               ------      ------      ------     ------      ------      ------
   Total income/(loss) from
     investment operations                       3.41        3.73        3.05       5.10       (4.12)      (1.09)
                                               ------      ------      ------     ------      ------      ------
Less Distributions From:
   Net investment income                        (0.77)      (0.32)      (0.34)     (0.10)      (0.05)      (0.17)
   Net realized gain on investment
     transactions                               (2.35)      (3.63)      (2.75)     (3.29)         --       (3.60)
                                               ------      ------      ------     ------      ------      ------
   Total distributions                          (3.12)      (3.95)      (3.09)     (3.39)      (0.05)      (3.77)
                                               ------      ------      ------     ------      ------      ------
Redemption fees                                    --+         --+         --+        --+         --+       0.01
                                               ------      ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD                 $35.69      $35.40      $35.62     $35.66      $33.95      $38.12
                                               ======      ======      ======     ======      ======      ======
TOTAL RETURN                                   10.17%      11.18%       9.06%     16.99%     -10.82%**    -2.52%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (000 omitted)                             $305,172    $323,643    $362,392   $342,679    $291,311    $345,849
Ratio of expenses to average
   net assets                                   1.11%       1.12%       1.15%      1.17%       1.19%*      1.05%
Ratio of net investment income to
   average net assets                           0.29%       0.55%       0.07%      0.21%       0.26%*      0.41%
Portfolio Turnover Rate                           48%         19%         43%        37%         22%         17%

(a) For the period from January 1, 2002 to October 31, 2002. Effective September 5, 2002, CST changed its fiscal year end from December 31 to October 31.
(b)  Calculated based on average shares outstanding during the period.
(c)  From the commencement date of operations, July 18, 2005 to October 31,
     2005.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized


                               PROSPECTUS PAGE 22

                                            Year Ended   Period Ended
Century Shares Trust                        October 31,  October 31,
                                            -------------------------
INVESTOR SHARES                                  2006     2005 (c)

 NET ASSET VALUE, BEGINNING
   OF PERIOD                                   $35.35      $35.00
                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment (loss)/income (b)             (0.19)      (0.03)
   Net realized and unrealized gain
     on investments                              3.27        0.29
                                               ------      ------
   Total income from
     investment operations                       3.08        0.26
                                               ------      ------
Less Distributions From:
   Net investment income                        (0.68)         --
   Net realized gain on
     investment transactions                    (2.35)         --
                                               ------      ------
   Total distributions                          (3.03)         --
                                               ------      ------
Redemption fees                                  0.01        0.09
                                               ------      ------
NET ASSET VALUE, END OF PERIOD                 $35.41      $35.35
                                               ======      ======
TOTAL RETURN                                    9.18%       1.00%**

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (000 omitted)                               $1,844      $1,139
Ratio of expenses to average
   net assets                                   2.00%       1.20%*
Ratio of expenses to average net assets
   without giving effect to voluntary
   expense agreement                            2.15%       1.35%*
Ratio of net investment (loss)/income to
   average net assets                          -0.58%      -0.36%*
Portfolio Turnover Rate                           48%          19%



                               PROSPECTUS PAGE 23

                        FINANCIAL HIGHLIGHTS (CONTINUED)

Century Small Cap Select Fund                                    Year Ended October 31,
                                              -------------------------------------------------------------------
INSTITUTIONAL SHARES                            2006           2005           2004          2003            2002

NET ASSET VALUE, BEGINNING
   OF PERIOD                                   $24.15         $22.46         $21.53        $15.42         $14.68
                                               ------         ------         ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment (loss)/income (a)              0.06           0.03          (0.08)        (0.09)         (0.10)
   Net realized and unrealized gain
     on investments                              1.90           2.22           2.14          6.64           0.93
                                               ------         ------         ------        ------         ------
   Total income from
     investment operations                       1.96           2.25           2.06          6.55           0.83
                                               ------         ------         ------        ------         ------
Less Distributions From:
   Net investment income                        (0.09)            --          (0.94)        (0.11)            --
   Net realized gain on
     investment transactions                    (0.28)         (0.56)         (0.19)        (0.35)         (0.13)
                                               ------         ------         ------        ------         ------
   Total distributions                          (0.37)         (0.56)         (1.13)        (0.46)         (0.13)
                                               ------         ------         ------        ------         ------
Redemption fees                                    --+            --+            --+         0.02           0.04
                                               ------         ------         ------        ------         ------
NET ASSET VALUE, END OF PERIOD                 $25.74         $24.15         $22.46        $21.53         $15.42
                                               ======         ======         ======        ======         ======
TOTAL RETURN                                    8.21%         10.19%          9.83%        43.76%          5.87%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (000 omitted)                             $540,697       $585,723       $140,208       $42,936        $12,938
Ratio of expenses to average
   net assets                                   1.07%          1.06%          1.13%         1.26%          1.45%
Ratio of expenses to average
   net assets without giving effect to
   voluntary expense agreement                  1.07%          1.06%          1.13%         1.40%          1.87%
Ratio of net investment (loss)/income
   to average net assets                        0.25%          0.13%         -0.36%        -0.50%         -0.70%
Portfolio Turnover Rate                          127%            96%           103%           88%           123%


(a)  Calculated based on average shares outstanding during the period.



+    Amount represents less than $0.01 per share.


                               PROSPECTUS PAGE 24

Century Small Cap Select Fund                                    Year Ended October 31,
                                              -------------------------------------------------------------------
INVESTOR SHARES                                  2006           2005           2004          2003            2002
NET ASSET VALUE, BEGINNING
   OF PERIOD                                   $23.86         $22.26         $21.39        $15.35         $14.60
                                               ------         ------         ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)/income (a)                (0.02)         (0.04)         (0.15)        (0.15)         (0.18)
   Net realized and unrealized gain
     on investments                              1.86           2.20           2.12          6.60           0.94
                                               ------         ------         ------        ------         ------
   Total income from
     investment operations                       1.84           2.16           1.97          6.45           0.76
                                               ------         ------         ------        ------         ------
Less Distributions From:
   Net investment income                        (0.03)            --          (0.91)        (0.07)            --
   Net realized gain on
     investment transactions                    (0.28)         (0.56)         (0.19)        (0.35)         (0.03)
                                               ------         ------         ------        ------         ------
   Total distributions                          (0.31)         (0.56)         (1.10)        (0.42)         (0.03)
                                               ------         ------         ------        ------         ------
Redemption fees                                  0.01             --+            --+         0.01           0.02
                                               ------         ------         ------        ------         ------
NET ASSET VALUE, END OF PERIOD                 $25.40         $23.86         $22.26        $21.39         $15.35
                                               ======         ======         ======        ======         ======
TOTAL RETURN                                    7.83%          9.87%          9.45%        43.12%          5.34%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (000 omitted)                             $353,581       $407,048       $150,418       $78,959        $10,119
Ratio of expenses to average
   net assets                                   1.45%          1.35%          1.50%         1.61%          1.80%
Ratio of expenses to average net assets
   without giving effect to voluntary
   expense agreement                            1.45%          1.35%          1.50%         1.76%          2.53%
Ratio of net investment (loss) to
   average net assets                          -0.09%         -0.17%         -0.69%        -0.86%         -1.05%
Portfolio Turnover Rate                          127%            96%           103%           88%           123%


                               PROSPECTUS PAGE 25

                         HOW TO OBTAIN MORE INFORMATION

A Statement of Additional Information ("SAI") for the Trust includes additional information about the Funds. The SAI is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus). Additional information about the Funds' investments is also available in the Funds' annual and semi-annual reports to shareholders. The Funds' most recent annual report provides a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. The SAI and shareholder reports are available, without charge, upon request. To request copies of these documents or other information about the Funds, please direct inquiries to:

                        Century Capital Management Trust
                       c/o Century Capital Management, LLC
                         100 Federal Street, 29th Floor
                           Boston, Massachusetts 02110
                                 1-800-321-1928
                             email@centuryfunds.com

The SAI and shareholder reports are also available, without charge, on the Funds' Web site: www.centuryfunds.com.

Shareholders can review and copy the Prospectus, SAI, reports and other information about the Funds at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Web site at www.sec.gov. Copies of this information may be obtained, after paying a copying fee, by emailing a request to: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



                                    Investment Company Act File Number 811-09561


                               PROSPECTUS PAGE 26

                        CENTURY CAPITAL MANAGEMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2007


Century Capital Management Trust (the "Trust") is registered as an open-end management investment company. The Board of Trustees of the Trust has currently authorized the issuance of an unlimited number of shares of two series: CENTURY SHARES TRUST and CENTURY SMALL CAP SELECT FUND (each, a "Fund" and, together, the "Funds").



This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus. It supplements the Funds' Prospectus dated February 28, 2007 (the "Prospectus") and should be read together with the Prospectus. The Prospectus is hereby incorporated by reference into this Statement of Additional Information. The Funds' audited financial statements for the fiscal year ended October 31, 2006, included in the Funds' annual report to shareholders are hereby incorporated by reference into this Statement of Additional Information. You may obtain a copy of the Prospectus and annual report free of charge by writing Century Capital Management Trust, 100 Federal Street, 29th Floor, Boston, MA 02110, by calling the Trust toll free at (800) 321-1928 or at (617) 482-3060, by sending an e-mail to the Trust at email@centuryfunds.com. The prospectus and annual report are also available, without charge, on the Funds' website: www.centuryfunds.com.

                                TABLE OF CONTENTS


THE FUNDS................................................................. 3
THE FUNDS' INVESTMENTS AND RELATED RISKS.................................. 3
INVESTMENT RESTRICTIONS...................................................14
MANAGEMENT OF THE TRUST...................................................17
PROXY VOTING POLICIES AND PROCEDURES......................................22
PRINCIPAL HOLDERS OF SECURITIES...........................................22
INVESTMENT ADVISORY AND OTHER SERVICES....................................22
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................28
CAPITAL STOCK AND SHAREHOLDER AND TRUSTEE LIABILITY.......................29
PURCHASE, REDEMPTION AND PRICING OF SHARES................................30
TAXATION OF THE FUNDS.....................................................31
UNDERWRITER...............................................................37
FINANCIAL STATEMENTS......................................................37
Appendix A--Proxy Voting Policies and Procedures..........................A-1


Appendix B--Specimen Price Make-Up Sheets.................................B-1

                                    THE FUNDS

Each Fund is a series of the Trust, which is a Massachusetts business trust. The Trust and Century Small Cap Select Fund were organized under the laws of The Commonwealth of Massachusetts in August 1999. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts. Prior to July 2001, Century Shares Trust existed as a separate stand-alone Massachusetts business trust that was organized in 1928. Wiesenberger Investment Companies Service, 1985 Ed., a recognized independent compilation of mutual fund industry statistics, which lists the organization dates of "virtually all mutual funds registered for sale in the United States," indicates that only ten mutual funds, including Century Shares Trust, were organized in or prior to 1928. In July 2001, Century Shares Trust was reorganized from a stand-alone trust into a series of the Trust.

                    THE FUNDS' INVESTMENTS AND RELATED RISKS

The investment objective, the principal investment policies and the principal risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Funds' investment adviser, Century Capital Management, LLC (the "Adviser"), can select for the Funds. For information on the Adviser, see "Investment Advisory and Other Services", below. It also provides information about additional investments that the Funds are generally permitted to make and investment techniques and strategies that the Funds may use to try to achieve their investment objectives.

The composition of the Funds' portfolios and the techniques and strategies that the Adviser may use in selecting portfolio securities for the Funds will vary over time. The Funds are not required to make all of the investments or use all of the investment techniques and strategies described below at all times in seeking their goals. They may make some of the investments or use some of the special investment techniques and strategies at some times or not at all. In addition, the Funds may from time to time make other types of investments or employ other types of investment strategies and techniques not discussed below provided they are consistent with the Funds' investment objectives and policies and the Funds' investment restrictions do not prohibit them from so doing. There can be no assurance that the Funds will achieve their stated investment objectives.

"DIVERSIFIED" PORTFOLIOS. The Funds are "diversified" funds and, accordingly, are required to satisfy the "diversified" fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), which, as of the date of this Statement of Additional Information, require that at least 75% of the value of a Fund's total assets be represented by cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

EQUITY SECURITIES. The Funds primarily invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants and convertible debt securities). Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in a Fund may at times decrease instead of increase.

The Funds' investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

SMALLER COMPANY EQUITY SECURITIES. As discussed in the Prospectus, Century Small Cap Select Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. Therefore, to the extent the Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.


As stated in the Prospectus, the Adviser considers small cap companies to be those with market capitalizations, at the time of the Fund's investment, not exceeding the highest market capitalization in the Russell 2000(R) Index during the most recent 365 day period. The size of companies in the Russell 2000(R) Index changes with market conditions and the composition of the index. As of January 31, 2007, the largest company in the Russell 2000(R) Index during the previous 365 day period had a market capitalization of approximately $5.6 billion. The Russell 2000(R) Index is independently calculated and maintained by the Frank Russell Company. It measures of the performance of the smallest 2,000 companies in the Russell 3000(R) Index, representing approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the largest 3,000 U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.


Century Shares Trust may also invest a portion of its assets in equity securities of companies with small market capitalizations and, accordingly, may also be subject to the risks described above.

PREFERRED STOCK. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company. Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be "cumulative" or "non-cumulative." "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend that exceeds the stated dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. In addition, preferred stock may have mandatory sinking fund provisions, as well as provisions allowing for calls or redemptions before maturity, which can have a negative impact on the price of preferred stock when interest rates decline.

A company's preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt. In addition, the rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights of holders of the company's bonds or other creditors. As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of small companies may be more vulnerable to adverse developments than those of larger companies.

CONVERTIBLE SECURITIES. The Funds may invest in convertible securities, which are fixed income securities or preferred stock that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally offer lower interest or dividend yield than non-convertible securities of similar credit quality because of their potential for capital appreciation. Convertible securities typically rank senior to common stock in a corporation's capital structure and, therefore, are generally subject to less risk than common stock in case of the issuer's bankruptcy or liquidation. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, are generally subject to more risk than the issuer's debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer's balance sheet.

Century Small Cap Select Fund may invest in convertible securities without regard to the investment grade of such securities. Although Century Shares Trust is permitted to invest in any convertible securities that are of investment grade at the time of the purchase (i.e., rated Baa3 or above by Moody's or BBB-or above by Standard & Poor's), the Adviser intends that any convertible securities purchased by the Fund would be rated A3 or above by Moody's or A- or above by Standard & Poor's at the time of purchase. Securities that are below investment grade (whether they are rated by a nationally-recognized rating organization or are unrated securities that the Adviser deems to be below investment grade) have greater risks of default than those that are investment grade. Below-investment-grade securities are commonly referred to as "junk bonds." See "Lower-Rated Securities" below.

The Adviser does not anticipate that it will invest a substantial amount of either Fund's assets in convertible securities. In any case, Century Shares Trust's investments in convertible securities will not exceed 5% of its total investments.

RIGHTS AND WARRANTS. The Funds also may invest in warrants or rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. If a holder of a warrant does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants typically have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets.

Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: reduction of income by foreign taxes; fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

EMERGING COUNTRIES SECURITIES. Century Small Cap Select Fund may invest a portion of its assets in equity securities issued or guaranteed by companies organized and based in emerging countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation than securities markets of the U.S. and developed foreign markets. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging countries than in many developed foreign countries, which could reduce the Fund's income from such securities. A heightened possibility of expropriation or confiscatory taxation or other similar developments also exists that could affect investments in those countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

DEPOSITORY RECEIPTS. The Funds may invest in American Depositary Receipts
(ADRs), Global Depository Receipts (GDRs), and European Depository Receipts
(EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available and are consistent with a Fund's investment objective or a temporary defensive strategy as discussed in the Prospectus. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Funds may invest in securities of open- or closed-end investment companies, including money market funds, and in exchange-traded funds ("ETFs"), which are generally registered as investment companies, to the extent such investments are consistent with their investment objectives and policies and permissible under the 1940 Act. For example, a Fund may invest its cash reserves in ETFs to create equity exposure until those cash reserves are invested by the Adviser or used for Fund transactions. When making such investments, the Funds will be indirectly exposed to all the risks of such investment companies. In general, an investing Fund will bear a pro rata portion of the other investment company's fees and expenses.

Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate (the "Limitation"). Each Fund is subject to the Limitation unless (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the Securities and Exchange Commission ("SEC") that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc., which are open-end management investment companies registered under the 1940 Act. The order permits other investment companies, including the Funds, to invest in the various series of iShares Trust and iShares, Inc. (the "iShares Funds") in excess of the Limitation, subject to certain terms and conditions, including that the investment companies enter into an agreement with the iShares Funds. iShares Funds are "index funds" that operate as ETFs and seek to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular market index (e.g., S&P 500 Index, Russell 2000(R) Index); shares of iShares Funds (iShares) are traded on national securities exchanges, such as the New York Stock Exchange and American Stock Exchange. In accordance with the exemptive order, the Funds have entered into such an agreement with the iShares Funds in order to permit them to invest in iShares Funds in excess of the Limitation. To the extent other investment companies obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other investment companies in excess of the Limitation.

In addition, a Fund may invest in private investment funds, vehicles or structures, but, at this time, the Adviser does not anticipate that it will invest a substantial portion of either Fund's assets in such investments. Century Shares Trust maintains a fundamental policy to invest only in securities of other investment companies purchased in the open market that do not require any commission or result in any profit to an underwriter or dealer, other than customary brokers' commissions.

REAL ESTATE INVESTMENT TRUSTS. The Funds may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are also subject to prepayment risk associated with their underlying mortgages. During periods of declining interest rates, prepayments on mortgages can be expected to accelerate, reducing the REITs' returns. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

DEBT SECURITIES GENERALLY. Certain debt securities may be selected for a Fund's portfolio for temporary defensive purposes (as discussed in the Prospectus) or diversification purposes (including debt securities that the Adviser believes may offer some opportunities for capital appreciation when stocks are disfavored). Other debt securities may be selected because they are convertible into common stock, as discussed above under "Convertible Securities." Century Small Cap Select Fund may invest in any debt securities without regard to their investment grade. Although Century Shares Trust may invest any debt securities of U.S. Government and non-governmental issuers that are of investment grade at the time of purchase (i.e., rated Baa3 or above by Moody's or BBB- or above by Standard & Poor's), the Adviser intends that any debt securities purchased by the Fund would be rated A3 or above by Moody's or A- or above by Standard & Poor's at the time of purchase.

Debt securities include fixed income securities of any maturity. Fixed income securities pay a specific rate of interest or dividends. Fixed income securities include securities issued by federal, state, and local governments and related agencies and by a wide range of private U.S. issuers. Fixed income securities are subject to interest rate and credit risk. Interest rate risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments on principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency, and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors.

CASH AND OTHER HIGH QUALITY INVESTMENTS. The Funds may temporarily invest a portion of their assets in cash or cash items pending other investments, in connection with the earmarking and maintenance of such assets on the custodian's books and records, or as part of a temporary defensive strategy as discussed in the Prospectus. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the U.S. Government and its agencies, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities, the Funds may seek to minimize credit risk with respect to such investments. Such investments may prevent the Funds from achieving their investment objectives.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include securities issued or guaranteed by the U.S. Government or its authorities, agencies or instrumentalities. U.S. Government securities have different kinds of government support. For example, some U.S. Government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises are not supported by the full faith and credit of the United States (e.g., debt issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Banks ("FHLBs")).

Like other fixed income securities, U.S. Government securities are subject to interest rate risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund holding U.S. Government securities may fall during times of rising interest rates. Yields on U.S. Government securities tend to be lower than those of corporate debt securities of comparable maturities.

In addition to investing directly in U.S. Government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These certificates of accrual and similar instruments may be more volatile than other U.S. Government securities.

U.S. CORPORATE DEBT SECURITIES. The Funds may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. corporations (including banks) and other business entities. Bonds issued by corporations may be fixed or variable rate debt obligations and include bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other business entities to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Corporate bonds and related debt obligations are subject to interest rate and credit risk described above in "Debt Securities Generally." As stated above in "Debt Securities Generally," Century Small Cap Select Fund may invest in any U.S. corporate debt securities without regard to their investment grade, and Century Shares Trust is permitted to invest only in U.S. corporate bonds that are of investment grade at the time of purchase (i.e., rated Baa3 or above by Moody's or BBB- or above by Standard & Poor's). The Adviser, however, intends that any U.S. corporate debt securities purchased by Century Shares Trust would be rated A3 or above by Moody's or A- or above by Standard & Poor's at the time of purchase.

ASSET-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES. The Funds may invest from time to time in asset-backed or mortgage-backed securities. Century Small Cap Select Fund may invest in any asset-backed or mortgage-backed securities without regard to their investment grade. Century Shares Trust may invest only in asset-backed or mortgage-backed securities that are of investment grade at the time of purchase (i.e., rated Baa3 or above by Moody's or BBB- or above by Standard & Poor's) and that are issued by U.S. Governmental and non-governmental issuers. The Adviser intends that any asset-backed or mortgage-backed securities purchased by Century Shares Trust would be rated A3 or above by Moody's or A- or above by Standard & Poor's at the time of purchase.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by the U.S. Government or its agencies or instrumentalities (including those whose securities are not supported by the full faith and credit of the United States, such as Freddie Mac, Fannie Mae and FHLBs), or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital loss because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. Mortgage-backed securities of non-governmental issuers involve prepayment risks similar to those of U.S.-Government-guaranteed mortgage-backed securities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by the agencies or instrumentalities of the U.S. Government, or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, educational loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. These underlying pools of assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed securities involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities involve prepayment risks similar to those of mortgage-backed securities described above. (See "Mortgage-Backed Securities" immediately above.)

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Furthermore, asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. As noted above, Century Small Cap Select Fund may invest in mortgage-backed securities without regard to their investment grade. Century Shares Trust may invest only in mortgage-backed securities that are of investment grade at the time of purchase and issued by U.S. issuers. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are subject to the risk that the collateral supporting the CMO may experience a downgrade or default. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.


CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amount necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

LOWER-RATED SECURITIES. Century Small Cap Select Fund may invest in securities that are rated below investment grade at the time of purchase (i.e., rated lower than Baa3 by Moody's or BBB- by Standard & Poor's), including securities in the lowest rating categories and comparable unrated securities ("Lower-Rated Securities"). Lower-Rated Securities generally provide higher yields, but are subject to greater credit and interest rate risk, than higher quality fixed income securities. Lower-Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of the Fund if investing in Lower-Rated Securities may be more dependent on the Adviser's own credit analysis than is the case with higher quality bonds. The market for Lower-Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower-Rated Securities. This reduced liquidity at certain times may affect the values of these securities, may make the valuation and sale or these securities more difficult and may result in greater volatility in these securities. Because such securities are difficult to value, particularly during erratic markets, the values realized upon the sale of such securities may differ from the values at which they are carried by the relevant fund. Securities of below-investment-grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default.


ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Funds may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Funds may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.


HEDGING. The Funds may from time to time use hedging techniques to attempt to protect against declines in the market value of the Funds' portfolios, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. While there are many hedging techniques, the Adviser currently contemplates only buying put options and/or writing covered call options on securities. However, the Adviser may in the future employ other hedging instruments and strategies if they are consistent with the Funds' investment objectives, are not prohibited by the Funds' investment restrictions and are permissible under applicable regulations governing the Funds.

PURCHASING PUTS AND WRITING CALLS. A put option on a security is a contract that gives the holder of the put, in return for a premium, the right to sell to the writer of the put the security underlying the put at a specific exercise price at any time during the term of the put. The Funds can buy puts whether or not they hold the underlying investment in their portfolios. When a Fund purchases a put, it pays a premium and gains the right to attempt to protect itself against a decline in the value of the underlying investment below the exercise price during the put period by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case, that Fund will have paid the premium but lost the right to sell the underlying investment to the writer at the exercise price. However, that Fund may sell the put prior to its expiration. That sale may or may not be at a profit, and could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid for the put sold.

A call option on a security is a contract that gives the holder of the call, in return for a premium, the right to buy from the writer of the call the security underlying the call at a specified exercise price at any time during the term of the call. The writer of a call has the obligation upon exercise of the call to deliver the underlying security upon payment of the exercise price. A Fund will write calls only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are earmarked and maintained on the Fund's custodian's books and records) upon conversion or exchange of other securities held by the Fund.

A Fund will receive a premium for writing a call option, which increases the Fund's return in the event the call expires unexercised or is closed out at a profit. By writing a call on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the call.

If the writer of a put or call option wishes to terminate its obligation, it may effect a "closing purchase transaction." This transaction is accomplished, in the case of exchange-traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of the option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This transaction is accomplished by selling an option of the same series as the option previously purchased. There can be no guarantee that a Fund will be able to effect a closing purchase or sale transaction at any particular time. Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund, as a writer of a call option, will realize a capital gain from a closing purchase transaction with respect to that call option if the cost of the transaction is less than the premium received from writing the call, or, if it is more, the Fund will realize a capital loss. A Fund, as a holder of a put option, will realize a capital gain if the premium received from a closing sale transaction with respect to that put option is more than the premium paid to purchase the put, or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

RISK FACTORS ASSOCIATED WITH OPTIONS AND OTHER HEDGING INSTRUMENTS. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. An exchange-traded option may be closed out only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option. Over-the-counter options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller. Accordingly, they may be closed out only with the other party to the option transaction and generally do not have as much market liquidity as an exchange-traded option.

If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a call writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the call and must deliver the underlying security at the exercise price. If a put purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put on a particular security is purchased to hedge against price movements in a related security, the price of the put may move more or less than the price of the related security. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

A Fund's option activities could affect its portfolio turnover rate and brokerage commissions. For example, the exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. Similarly, the exercise by a holder of a call on securities written by a Fund will also cause the sale of underlying investments, increasing portfolio turnover. The decision whether to exercise a call written by a Fund is not within the Fund's control, and therefore might cause the Fund to sell the related investments for reasons that would not exist in the absence of the written call. A Fund could pay a brokerage commission each time it buys a put, writes a call, or sells an underlying investment in connection with the exercise of a put by the Fund or the exercise of a call by its holder (in the case of a call written by the Fund). Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.

The use of hedging instruments requires special skills and knowledge of investment techniques. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time.

In addition, a Fund's use of options and other hedging instruments and strategies may accelerate or bear adversely on the characterization of income to the Fund for federal tax purposes. Moreover, the extent to which each Fund will be able to write and purchase options and other hedging instruments may be restricted by the Trust's intention to qualify each Fund as a regulated investment company under the Code.

ADDITIONAL RISK FACTORS ASSOCIATED WITH OPTIONS ON FOREIGN SECURITIES. Options on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a

Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


SECURITIES LENDING. In addition, Century Small Cap Select Fund may lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The Fund currently does not intend to engage in loans of securities, but if it does so, such loans will not likely exceed 5% of the value of the Fund's total assets and, in any event, will be limited to not more than 10% of such value.

There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, a delay in recovery of the loaned securities if the borrower defaults or loss of rights in the collateral should the borrower fail financially. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day, the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

REPURCHASE AGREEMENTS. Century Small Cap Select Fund may acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, pending the investment of the proceeds from sales of Fund shares, pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below. In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet any credit requirements that may be set by the Fund's Board of Trustees from time to time. Repurchase agreements, considered "loans" under the 1940 Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and enforcing its rights and may experience losses if there is any delay in its ability to do so (e.g., due to possible declines in the value of the underlying collateral during the period while the Fund seeks to enforce its rights). The Adviser will monitor the vendor's creditworthiness to determine whether the vendor is financially sound and will continuously monitor the collateral's value.

BORROWING. As described under "Investment Restrictions" below, Century Shares Trust may borrow on a temporary basis in an amount that does not cause the outstanding indebtedness of the Fund to exceed 10% of its gross assets (valued at market) or of its liquidating value, whichever is lower. This borrowing may be unsecured. As described under "Investment Restrictions" below, Century Small Cap Select Fund may borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities, for temporary defensive reasons, or to fund shareholder redemptions. Currently, Century Small Cap Select Fund does not contemplate borrowing from banks on an unsecured basis to invest the borrowed funds in portfolio securities, but, if it does, it will not likely do so to a substantial degree. During any period that Century Small Cap Select Fund's borrowings exceed 5% of its total assets, the Fund will not purchase portfolio securities.

Such borrowing practices will result in leveraging of a Fund's assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. In addition to the limitations described under "Investment Restrictions" below, provisions of the 1940 Act require a Fund to maintain a continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund will reduce its debt within three days to restore the 300% asset coverage; in order to reduce its debt, the Fund may be required to sell some of its portfolio holdings, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

A Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If a Fund does borrow, the Fund's expenses will be greater than comparable funds that do not borrow. Additionally, a Fund's net asset value per share might fluctuate more than that of funds that do not borrow. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

A Fund may also enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will earmark and maintain on the Fund's custodian's books and records cash or other liquid assets equal in value to its obligations in respect of the reverse repurchase agreement. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. Reverse repurchase agreements are not considered borrowings by a Fund for purposes of its fundamental investment restriction with respect to borrowings.

                             INVESTMENT RESTRICTIONS

CENTURY SHARES TRUST. Except where stated to be non-fundamental, the following additional investment restrictions are fundamental policies of the Fund that may only be changed with the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund may not:

     o    issue senior securities;

     o borrow money, except temporary borrowing that does not cause the outstanding indebtedness of the Fund to exceed 10% of its gross assets (valued at market) or of its liquidating value, whichever is lower (Any temporary borrowings also would be subject to the 300% asset coverage requirement of the 1940 Act. If the Trust were to borrow temporarily, this could require it to liquidate portfolio securities at a disadvantageous time.);

     o    act as underwriter of securities;

     o invest more than 5% of its gross assets (valued at market) in the securities of any one issuer;

     o    hold more than 10% of any class of the securities of any one issuer;

     o purchase or sell real estate, commodities, or commodity contracts, except in satisfaction of a debt or in connection with a merger, consolidation, reorganization, or other activities of the Fund (For this purpose, the Fund does not consider investing in securities of issuers that hold real estate or interests in real estate, including securities of REITs, and securities secured by real estate or interests in real estate to be the purchase or sale of real estate.);

     o    make loans;

     o invest in debt securities other than those of domestic governmental and non-governmental issuers which are of investment grade at the time of purchase;

     o invest in the securities of other investment companies, except by purchase in the open market that does not require any commission or result in any profit to an underwriter or dealer, other than customary brokers' commissions;

     o invest in the securities of companies that have a record (including the record of any predecessors) of fewer than three years' continuous operation;

     o    invest for the purpose of exercising control or management;

     o    purchase securities on margin or sell short; or

     o purchase or retain in its portfolio any securities of an issuer if the officers or Trustees of the Trust that own beneficially more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

The principal investment objectives of the Fund and the limitations listed above may not be changed without the vote or written approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Additionally, the Fund currently has a non-fundamental policy that will not allow investments in convertible securities to exceed 5% of total investments.


The Fund also has a fundamental policy of not concentrating its investments in any particular industries, or group of industries, within the meaning of the 1940 Act. As described in the Prospectus, however, prior to 2001, the Fund concentrated its investments in insurance companies and banks. As a result, long-term holdings in insurance companies comprise more than 25% of the Fund's total assets.


CENTURY SMALL CAP SELECT FUND. Except where stated to be non-fundamental, the following additional investment restrictions are fundamental policies of the Fund that may only be changed with the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

     o The Fund may borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities (a speculative technique known as "leverage"), for temporary defensive reasons or if necessary or advisable to fund redemptions of Fund shares. The Fund may borrow only from banks. The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with the Fund's policies on borrowing is permitted.

     o The Fund may not lend money. However, it can invest in debt securities that the Fund's investment policies and restrictions permit it to purchase. The Fund may also lend its portfolio securities and enter into repurchase agreements.

     o The Fund may not invest in real estate or in interests in real estate. However, the Fund can purchase securities of companies holding real estate or interests in real estate (including securities of REITs). In addition, the Fund can purchase securities secured by real estate or interests in real estate.

     o The Fund may not underwrite securities of other companies. A permitted exception would be a case in which it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

     o The Fund may not issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities, which are not principal investment strategies, include borrowing money and investing in reverse repurchase agreements, as described above, as well as other techniques such as delayed-delivery and when-issued arrangements for portfolio securities transactions.

As described in the Prospectus, the Fund also maintains a fundamental policy of concentrating its investments in the financial services and health care group of industries. The Fund also maintains a non-fundamental policy that, during any period that the Fund's borrowings exceed 5% of its total assets, the Fund will not purchase portfolio securities.


As set forth under the Fund's "Principal Investment Strategies" in the Prospectus, the Fund has adopted a non-fundamental policy pursuant to Rule 35d-1 under the 1940 Act (the "Name Policy") to invest, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of small cap companies (or in investments related to such securities). The Fund will provide shareholders with notice of a change in the Name Policy in accordance with Rule 35d-1, as such rule is in effect and interpreted from time to time.


The Fund will not lend its portfolio securities in an amount greater than 33 1/3% of its total assets.


The Fund will typically invest at least 80% of its total assets in securities of issuers based in North America, including Bermuda.


TEMPORARY DEFENSIVE STRATEGIES. The Funds may vary their investments or the allocations among them for temporary defensive reasons, as described in the Prospectus. Such investments may prevent the Funds from achieving their investment objectives.

PORTFOLIO TURNOVER. "Portfolio turnover" describes the rate at which a Fund trades its portfolio securities.

For example, if a Fund sells all of its securities during the fiscal year, its portfolio turnover rate would be 100% annually. The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus. A Fund's portfolio turnover rate will fluctuate from year to year based on, among other things, market conditions and the amount of shareholder purchases and redemptions.

Increased portfolio turnover creates higher brokerage and transaction costs for a Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since a Fund will normally distribute all of its capital gains realized each year in order to avoid excise taxes under the Code. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates. (See "Taxation of the Funds" in this Statement of Additional Information and "Dividends and Distributions" and "Tax Consequences" in the Prospectus.)


DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds have adopted a policy and procedures with respect to the disclosure of portfolio securities which are designed to protect the confidentiality of each Fund's portfolio holdings information and to prevent the selective disclosure of such information. Each Fund provides a complete schedule of its portfolio securities, for each calendar quarter, by posting the information on the Funds' website (www.centuryfunds.com). The information will be posted approximately 45 days after the last day of each calendar quarter and will remain accessible on the website until the posting of the following quarter's schedule. In addition, certain other portfolio information (such as a Fund's top 10 holdings, the percentage weighting of the top 10 holdings, industry and/or sector allocations, security types or regional breakdowns) may be disclosed by posting the information on the Funds' website. Such information will be posted approximately 15 days after the last day of each month.

The Funds' procedures permit nonpublic portfolio holdings information to be shared with the Funds' Adviser, custodian, independent public accounting firm, legal counsel, pricing agents, proxy voting service provider and other service providers who require access to the information in order to fulfill their duties to the Funds. This information also may be disclosed to certain mutual fund rating or ranking agencies (such as Morningstar or Lipper). Disclosure of nonpublic portfolio holdings information is subject to the following requirements: (i) the Funds' Chief Compliance Officer must make a good faith determination that there is a legitimate business purpose for providing the information and that the disclosure is in the best interests of the Funds;
(ii) the information that may be disclosed is limited to that which is reasonably necessary in connection with the services to be provided; and (iii) the recipient agrees to keep the information confidential until it becomes publicly available, or has an independent duty to maintain the confidentiality of the information.

Currently, there are ongoing arrangements to make available non-public information about the Funds' portfolio securities to the following persons:
Century Capital Management, LLC, the Funds' adviser; Deloitte & Touche LLP, the Funds' registered independent public accounting firm; State Street Bank and Trust Company, the Funds' custodian; ADP Investor Communication Services, Inc., the Funds' proxy voting service provider; Lipper, Inc. and Standard & Poor's, mutual fund rating agencies, and ITG, a provider of portfolio analytics software. Neither the Funds, the Adviser, nor any other party receives compensation or other consideration in connection with such arrangements.


The Funds' Chief Compliance Officer (or, in his absence, the Funds' Chief Executive Officer) may authorize the disclosure of the Funds' portfolio securities in accordance with the policy and procedures described above. Exceptions to the procedures may be made only if approved in writing by both the Chief Executive Officer and Chief Compliance Officer of the Fund as being in the best interests of the Fund, and if the recipient of the information is subject to a confidentiality agreement.

The Adviser has adopted procedures to implement the policy and procedures adopted by the Trust. It is the responsibility of the Chief Compliance Officer to monitor compliance with the respective procedures and to provide periodic reports to the Board of Trustees.


Subject to a determination that such disclosure is not impermissible under applicable law or regulation, representatives of the Funds may disclose statistical information that is derived from non-public portfolio holdings information. Specifically, Fund representatives may provide oral or written information about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, earnings growth, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, market capitalization, portfolio turnover, and risk and style characteristics. The statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

                             MANAGEMENT OF THE TRUST

Subject to the provisions of the Trust's Agreement and Declaration of Trust, its Bylaws and Massachusetts laws, the business of the Trust is managed by the Trustees named below, and they have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers. Accordingly, the Trustees are responsible for setting policy and overseeing the Trust's activities. They also hire and supervise the performance of the companies that provide services to the Trust, such as the investment adviser, the independent accountants, and the custodian.

As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the 1940 Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right to elect Trustees only as and when required by the 1940 Act, and may remove a Trustee in accordance with the Trust's Agreement and Declaration of Trust and Bylaws.

The following table provides information regarding each Trustee and officer of the Trust. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of the Trustees and officers of the Trust is 100 Federal Street, 29th Floor, Boston, Massachusetts 02110.


INDEPENDENT TRUSTEES

                                                                                                           No. of Portfolios
Name, Age, Position(s) held with              Principal Occupations                                         in Fund Complex
Trust and Length of Time Served                During Past 5 Years           Other Directorships Held          Overseen
-------------------------------                -------------------           ------------------------          --------

John E. Beard (74)                    Ropes & Gray LLP, Partner (until       BTU International, Inc.               2
Trustee, 1999 to present1, 2          12/31/00), of Counsel (thereafter)
                                      (law firm).

William Gray (54)                     Co-Chief Executive Officer,            American Red Cross of Greater NY,     2
Trustee, July 2006 to present         North America Region, Ogilvy &         Chairman (since 2002), Member
                                      Mather Worldwide (advertising          (since 1999); The New York Public
                                      firm) (2005-present), President,       Library (since 1999); The
                                      Ogilvy & Mather, New York              National Advertising Review
                                      (1997-2005).                           Board (since 2001); Wakeman
                                                                             Boys Club (since 1989).

Stephen W. Kidder (54)                Managing Partner, Hemenway & Barnes    Trustee, Wellesley                    2
Trustee, 2005 to present              (law firm).                             College; Trustee, Isabella
                                                                             Stewart Gardner Museum;
                                                                             Chair, Board of Overseers,
                                                                             Children's Hospital, Boston;
                                                                             Director, The Concord Bookshop,
                                                                             Inc.

Jerrold Mitchell (67)                 Independent Investment Adviser         Trustee, Boston Athenaeum;            2
Trustee, 2004 to present              (since 1995); The Boston Foundation,   Trustee, Yale Library Associates;
                                      Chief Investment Officer (April 2005   Trustee, Trustees of Donations;
                                      to present); Massachusetts Pension     Commissioner of Trust Funds,
                                      Reserves Investment Management         Town of Wayland.
                                      Board, Chief Investment Officer
                                      (April 2001 to October 2004).

Jerry S. Rosenbloom (67)              The Wharton School, University of      Harleysville Group, Inc.;             2
Trustee, 1999 to present1             Pennsylvania, Professor of Insurance   American Institute for Chartered
                                      and Risk Management and Academic       Property Casualty Underwriters.
                                      Director, Certified Employee Benefit
                                      Specialist Program.


                                       17


David D. Tripple (63)                 Pioneer Investment Management, a       The Calamos Funds (16                 2
Trustee, 2004 to present              subsidiary of UniCredito Italiano      portfolios).
                                      (investment adviser), Chief Executive
                                      Officer and Trustee of all U.S. Pioneer
                                      mutual funds (10/00 to 09/01); prior
                                      thereto, The Pioneer Group, Inc. (asset
                                      management), Executive Vice President and
                                      Director (09/98 to 10/00).

INTERESTED TRUSTEES and OFFICERS3

Alexander L. Thorndike (41)           Century Capital Management, LLC,                  None                       2
Chairman, January 2004 to present;    Managing Partner and Executive
Trustee and Chief Executive           Committee Member; CCP Capital II,
Officer, 1999 to present              LLC, Managing Member (since 1999)
                                      (investment management services); CCP
                                      Capital IV, LLC, Member (since 2007)
                                      (investment management).4

Davis R. Fulkerson (41)               Century Capital Management, LLC,                  None                       2
Trustee, 2000 to present              Managing Partner and Executive Committee
                                      Member; CCP Capital II, LLC, Managing
                                      Member (since 1999) (investment management
                                      services); CCP Capital III, Inc., Director
                                      (since 2001) (investment management
                                      services); CCP Capital IV, LLC, Member
                                      (since 2006) (investment management
                                      services).4

Steven Alfano (48)                    Century Capital Management, LLC,                   N/A                      N/A
Secretary, 2001 to present, Chief     Chief Compliance Officer; CCP Capital II,
Financial Officer, 2002 to present,   LLC, Managing Member (since 1999)
and Chief Compliance Officer, 2004    (investment management services);
to present                            CCP Capital III, Inc., Secretary and
                                      Treasurer (since 2001) (investment
                                      management services).4

Maureen E. Kane (45)                  Century Capital Management, LLC, General          N/A                       N/A
Chief Legal Officer,                  Counsel (2004-present); prior thereto,
2006 to present                       Deutsche Asset Management, Vice President
                                      (1997-2004).4


(1) On July 31, 2001, Century Shares Trust was reorganized from a separate stand-alone trust into a series of the Trust. Prior to the reorganization, Mr. Beard and Mr. Rosenbloom had served as Trustees of Century Shares Trust since 1983 and 1998, respectively.



(2) In accordance with the Board's retirement policy, Mr. Beard is expected to retire from the Board of Trustees effective July 31, 2007.


(3) Each person listed is considered an "interested person" of the Trust within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.

(4) Each position listed is with an entity that may be deemed to be an "affiliated person" of the Trust, or an "affiliated person" of an "affiliated person" of the Trust, within the meaning of the 1940 Act.

TRUSTEE AND OFFICER TERM LIMITS. The Board has adopted a mandatory retirement age policy for non-interested Trustees, which provides for different retirement ages based upon when a non-interested Trustee was first elected to the Trust. The mandatory retirement date for a non-interested Trustee first elected to the Board on or before September 28, 2000 is July 31 after such Trustee reaches the age of 75. The mandatory retirement date for a non-interested Trustee first elected to the Board after September 28, 2000 is the earlier of (i) July 31 after such non-interested Trustee reaches the age of 72, or (ii) July 31 after such non-interested Trustee becomes seven years older than on the day he or she was first elected to the Board; provided, however, that the seven-year limit of clause (ii) may be extended at any time by unanimous vote of the non-interested Trustees. For interested Trustees or officers, however, there is no mandatory retirement age. The Board may modify these policies from time to time in accordance with the Trust's Agreement and Declaration of Trust.

All Trustees otherwise continue to serve after election until either their resignation or their removal in accordance with the Trust's Agreement and Declaration of Trust. All officers of the Trust hold office until their successor is elected and qualified to carry out the duties and responsibilities of their office or until they resign or are removed from office.

BOARD COMMITTEES. The Board has established four standing committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, the Trust, the Funds and shareholders of the Funds and to facilitate compliance with legal and regulatory requirements.


AUDIT COMMITTEE. The Audit Committee is composed of Messrs. Beard, Gray, Kidder, Mitchell, Rosenbloom (Chair) and Tripple, each of whom is a non-interested Trustee of the Trust. The primary responsibilities of the Committee are to: (i) assist the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing and reporting practices of the Funds;
(ii) recommend to the Board the selection, retention or termination of the independent accountant employed by the Funds for the purpose of preparing or issuing an audit report or related work; (iii) be directly responsible for the compensation and oversight of the work of the Funds' independent accountant, including resolution of disagreements between Fund management and the accountant regarding financial reporting; (iv) preapprove or establish preapproval policies and procedures, subject to certain exceptions, concerning all audit and permitted non-audit services to be provided to the Funds and all permitted non-audit services to be provided by the Funds' independent accountant to the Adviser and to entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds; and (v) ensure that the Board is fully informed about any findings or recommendations of the independent accountant.

OVERSIGHT AND GOVERNANCE COMMITTEE. The Oversight and Governance Committee is composed of Messrs. Beard, Gray, Kidder, Mitchell, Rosenbloom and Tripple (Chair), each of whom is a non-interested Trustee of the Trust. The Committee oversees regulatory and fiduciary compliance matters, reviews and makes recommendations to the Board regarding the scope and content, implementation and administration of certain compliance policies and procedures, and reviews Board governance practices and procedures.

NOMINATING COMMITTEE. The Nominating Committee is composed of Messrs. Beard (Chair), Gray, Kidder, Mitchell, Rosenbloom and Tripple, each of whom is a non-interested Trustee of the Trust. The Committee selects and nominates other non-interested Trustees of the Trust in the event a position is vacated or created. The Committee also recommends Trustees to serve on committees and to chair such committees and reports to the Trustees on its activities.


The Committee will consider nominees to the Board recommended by shareholders (each, a "Shareholder Recommendation"). The Shareholder Recommendation must include a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the number of shares of each series (and class) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K (generally information regarding family relationships, business experience and involvement in certain legal proceedings) or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to
Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination. In addition, the Shareholder Recommendation must include the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; the recommending shareholder's name as it appears on the Trust's books; the number of shares of each series (and class) of the Trust owned beneficially and of record by the recommending shareholder; and a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. Any Shareholder Recommendations should be submitted to the Committee in care of the Secretary of the Trust, Century Capital Management, 100 Federal Street, Boston, MA 02110. The Committee maintains full discretion to reject nominees recommended by shareholders and there is no assurance that any person so recommended and considered by the Committee will be nominated for election to the Board.

VALUATION COMMITTEE. The Valuation Committee is composed of Messrs. Thorndike (Chair), Mitchell and Tripple. The Committee reviews procedures for the valuation of securities for purposes of determining the net asset value of the Funds. The Committee oversees the implementation of these procedures and makes "fair value" determinations when and if required under these procedures.


During the fiscal year ended October 31, 2006, the Board held 4 meetings, the Oversight Committee held 4 meetings, the Audit Committee held 1 meeting, the Nominating Committee held 3 meetings, and the Valuation Committee held no meetings.


TRUSTEE FUND OWNERSHIP. The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Funds as of December 31, 2006. The filing by the Trust of this Statement of Additional Information with the SEC shall not be construed as an admission that any of the individuals listed in the following table are beneficial owners of any shares of any Fund for purposes of Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise.


                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                       SECURITIES IN ALL REGISTERED
                              DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF            INVESTMENT COMPANIES OVERSEEN BY
                              SECURITIES IN CENTURY         EQUITY SECURITIES IN       TRUSTEE IN FAMILY OF INVESTMENT
TRUSTEE                       SMALL CAP SELECT FUND*        CENTURY SHARES TRUST*      COMPANIES*
-------                       ----------------------        ---------------------      ----------
NON-INTERESTED TRUSTEES:
John E. Beard                 Over $100,000                 Over $100,000              Over $100,000
William Gray                  $10,001-$50,000               $10,001-$50,000            $10,001-$50,000
Stephen W. Kidder             $10,001-$50,000               $10,001-$50,000            $10,001-$50,000
Jerrold Mitchell              Over $100,000                 Over $100,000              Over $100,000
Jerry S. Rosenbloom           Over $100,000                 Over $100,000              Over $100,000
David D. Tripple              $50,001-$100,000              $10,001-$50,000            Over $100,000


INTERESTED TRUSTEES:
Davis R. Fulkerson            Over $100,000                 Over $100,000              Over $100,000
Alexander L. Thorndike        Over $100,000                 Over $100,000              Over $100,000

* Securities are valued as of December 31, 2006.

NON-INTERESTED TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY THE ADVISER OR PRINCIPAL UNDERWRITER OR RELATED COMPANIES. To the knowledge of the Trust, as of December 31, 2006, the non-interested Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Foreside Fund Services, LLC, the Funds' principal underwriter.


COMPENSATION. Each non-interested Trustee receives a retainer of $3,500 per calendar quarter from the Trust for his services. The Chairman of the Audit Committee receives an additional retainer of $750 per calendar quarter, and the Chairmen of the Oversight and Governance Committee and Nominating Committee each receive an additional retainer of $375 per calendar quarter. In addition, each non-interested Trustee is also paid a fee of $4,000 for each in-person and telephone meeting of the Board of Trustees attended or participated in, as the case may be. The non-interested Trustees are not paid an additional fee from the Trust for attendance at and/or participation in meetings of the various committees of the Board. The non-interested Trustees are also reimbursed for meeting-related expenses. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.



Messrs. Fulkerson, Thorndike and Alfano and Ms. Kane because of their affiliations with the Adviser, will receive no compensation from the Trust (or any series thereof) for serving as Trustees and/or officers of the Trust. However, under the terms of a Supplemental Executive Retirement Plan of Century Shares Trust (the "SERP"), the estate of a former interested Trustee of Century Shares Trust is entitled to certain retirement payments from the Trust. The Adviser has assumed the obligations of the Trust, on behalf of its Century Shares Trust series, to make any such retirement payments under the SERP. Century Small Cap Select Fund is not a party to the SERP and has no obligation to provide retirement or pension benefits to any current or former Trustee.


Other than as set forth in the table below, no current Trustee or officer of the Trust received any direct compensation from the Trust or any series thereof with respect to the fiscal year ended October 31, 2006.


                                                              AGGREGATE
                                         AGGREGATE           COMPENSATION            PENSION OR                  TOTAL
                                       COMPENSATION          FROM CENTURY       RETIREMENT BENEFITS          COMPENSATION
                                       FROM CENTURY        SMALL CAP SELECT      ACCRUED AS PART OF         FROM THE TRUST
NAME OF PERSON, POSITION               SHARES TRUST              FUND              FUND EXPENSES           PAID TO TRUSTEES
------------------------               ------------              ----              -------------           ----------------
NON-INTERESTED TRUSTEE:
John Beard                                $6,851                $24,649                 0                       $31,500
William Gray (1)                          $1,575                $ 5,925                 0                       $ 7,500
Stephen W. Kidder                         $6,525                $23,475                 0                       $30,000
Jerrold Mitchell                          $6,525                $23,475                 0                       $30,000
Michael J. Poulos(2)                      $4,950                $17,550                 0                       $22,500
Jerry S. Rosenbloom                       $7,504                $26,996                 0                       $34,500
David D. Tripple                          $6,525                $23,475                 0                       $30,000
                                          -------               --------               ----                     --------
Total                                     $40,455               $145,545                0                       $186,000

(1) Appointed, July 31, 2006
(2) Retired, July 31, 2006


CODES OF ETHICS. Both the Trust and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Both codes of ethics permit personnel of the Trust and the Adviser, subject to the codes, to invest in securities, including securities that may be purchased or held by the Funds. However, the Code of Ethics requires that employees who have access to information about the purchase or sale of the Funds' securities obtain approval before executing personal trades. The Code of Ethics is designed to place the interests of the Funds' shareholders before the interests the Adviser's employees.

PROXY VOTING POLICIES AND PROCEDURES. The Trust has adopted a proxy voting policy which delegates the right and obligation to vote proxies related to its portfolio securities to the Adviser. Therefore, the Board of Trustees of the Trust has reviewed and approved the use of the proxy voting policies and procedures of the Adviser, on behalf of the Funds, when exercising voting authority on behalf of the Funds. The Trust's Amended and Restated Proxy Voting Policy and the Adviser's Proxy Voting Policies and Procedures are attached to this Statement of Additional Information as Appendix A. The Adviser's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available, without charge, upon request to the Trust, by calling 1-800-321-1928. The information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                         PRINCIPAL HOLDERS OF SECURITIES


PRINCIPAL HOLDERS. The following chart sets forth the names, addresses, and percentage ownership of those shareholders known by the Trust to own beneficially or of record 5% or more of the outstanding shares of a class of a
Fund as of February 15, 2007:
FUND/CLASS                                      NAME AND ADDRESS OF SHAREHOLDER                         % OWNERSHIP
----------                                      -------------------------------                         -----------


CENTURY SMALL CAP SELECT                        Charles Schwab & Co. Inc.                                  40.79%
FUND--INVESTOR CLASS                            Reinvest Account
                                                Mutual Fund Operations
                                                9601 E. Panorama Circle
                                                Mail Stop DEN 2 02 052
                                                Englewood, CO 80112-3441*

                                                National Financial Services Corp.                          22.03%
                                                For the Exclusive Benefit of Our Customers
                                                One World Financial Center
                                                200 Liberty St., 5th Floor
                                                New York, NY  10281-5500*

                                                Pershing LLC                                               14.82%
                                                Mutual Funds
                                                5th Floor
                                                PO Box 2052
                                                Jersey City, NJ  07303-2052*

CENTURY SMALL CAP SELECT                        Charles Schwab & Co. Inc.                                  16.87%
FUND--INSTITUTIONAL CLASS                       Reinvest Account
                                                Mutual Fund Operations
                                                9601 E. Panorama Circle
                                                Mail Stop DEN 2 02 052
                                                Englewood, CO  80112-3441*

                                                Vanguard Fiduciary Trust Company                           14.17%
                                                400 Devon Park Drive
                                                Wayne, PA  19087*

                                                National Financial Services Corp.                          12.09%
                                                Attn: Mutual Funds Dept.
                                                One World Financial Center
                                                200 Liberty Street, 5th Floor
                                                New York, NY  10281*

                                                Mercer Trust Company                                        6.76%
                                                One Investors Way MS N-1-C
                                                Norwood, MA  02062*


CENTURY SHARES TRUST--                          Charles Schwab & Co. Inc.                                  75.27%
INVESTOR CLASS                                  Reinvest Account
                                                Mutual Fund Operations
                                                9601 E. Panorama Circle
                                                Mail Stop DEN 2 02 052
                                                Englewood, CO  80112-3441*

                                                J E Dettenhofer                                             6.09%
                                                2 Prides Crossing
                                                Washingtonville, NY  10992**


CENTURY SHARES TRUST--                          Charles Schwab & Co. Inc.                                   7.64%
INSTITUTIONAL CLASS                             Reinvest Account
                                                Mutual Fund Operations
                                                9601 E. Panorama Circle
                                                Mail Stop DEN 2 02 052
                                                Englewood, CO  80112-3441*

                                                National Financial Services Corp.                           5.82%
                                                Attn: Mutual Funds Dept.
                                                One World Financial Center
                                                200 Liberty Street, 5th Floor
                                                New York, NY  10281*

*    Believed to be record owner.

**   Believed to be beneficial owner.



TRUSTEE AND OFFICER OWNERSHIP. As of January 31, 2007, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Investor Shares and less than 1% of the outstanding shares of the Institutional Shares of Century Shares Trust and less than 1% of the outstanding shares of the Investor Shares and less than 1% of the outstanding shares of the Institutional Shares of Century Small Cap Select Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES


Century Capital Management, LLC, referred to herein as the "Adviser", serves as the Funds' investment adviser. The Adviser, which was formed as a Delaware limited liability company on November 10, 2003, is located at 100 Federal Street, 29th Floor, Boston, Massachusetts 02110. As of the date of this Statement of Additional Information, Davis R. Fulkerson and Alexander L. Thorndike own all of the outstanding voting securities of the Adviser, thereby exercising voting control over the Adviser. Mr. Fulkerson and Mr. Thorndike act as the Managing Partners of the Adviser and serve as Trustees of the Trust. (See the Trustee and Officer principal occupation chart above in "Management of the Trust" for a list of Messrs. Fulkerson's and Thorndike's principal occupations during the past five years.)


Effective January 29, 2004, the Adviser succeeded Century Capital Management, Inc. ("Old CCM") as the Funds' investment adviser. On January 29, 2004, each Fund's shareholders approved an investment advisory agreement between the Fund and the Adviser and the Adviser succeeded to the business and affairs of Old CCM in connection with the closing of a transaction in which the Adviser acquired substantially all of the assets and assumed all of the liabilities of Old CCM (the "Transaction").

     INVESTMENT ADVISORY AND MANAGEMENT SERVICES AGREEMENTS WITH THE ADVISER

CENTURY SHARES TRUST. The Fund pays the Adviser a monthly management fee equal to the sum of (i) 0.80% per annum of the first $500 million of the Funds' average daily net assets and (ii) 0.70% per annum over $500 million of the Funds' average daily net assets. With respect to the last three completed fiscal years, the Fund paid advisory fees in the amounts set forth below. Amounts paid for services rendered prior to January 29, 2004 were paid to Old CCM, and amounts paid thereafter were paid to the Adviser. Since the advisory fee rate payable to Old CCM under the Fund's former investment advisory agreement was the same as the advisory fee rate payable to the Adviser under the Fund's current investment advisory agreement, the advisory fees paid during the fiscal year ended

October 31, 2004 were the same as those that would have been paid if the current investment advisory agreement had been in effect during the entire period.

              FISCAL YEAR                                ADVISORY FEES

              Year ended October 31, 2006                  $2,487,904

              Year ended October 31, 2005                  $2,598,656
              Year ended October 31, 2004                  $2,989,073 (1)


(1) This amount represents the aggregate fees paid to Old CCM and the Adviser during the fiscal year ended October 31, 2004. Old CCM received $716,517 for services rendered from November 1, 2003 to January 29, 2004; and the Adviser received $2,272,556 for services rendered from January 29, 2004 through October 31, 2004.



As investment adviser to the Fund, the Adviser acts with discretionary authority to invest the Trust's assets. The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual duties, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale, or retention of any security on the recommendation of the Adviser to the Fund under the agreement.

The Adviser's management fees are allocated to each class of shares based upon the relative portion of the Fund's net assets represented by that class, as are other fund expenses unless allocations can be made directly to a class, as with the expenses of distributing and servicing shares of the Fund's Investor Class under the Distribution and Service (12b-1) Plan, transfer and shareholder servicing agent fees and expenses, and the costs of holding shareholder meetings (to the extent such expenses pertain only to a specific class).

Under a separate administration agreement, the Adviser also performs (or arranges for the performance of) certain management and administrative services necessary for the operation of the Fund. These services include providing office space, equipment and facilities, supervising relations with the Fund's custodian, transfer agent, accountants, attorneys and other third-party service providers, maintaining the Fund's existence and records and maintaining the Fund's registration and qualification for sale of its shares. Under this agreement, the Trust pays the Adviser a monthly fee equal to a rate of 0.15% per annum of the Fund's average daily net assets.

With respect to the last three completed fiscal years, the Fund paid administration fees in the amounts set forth below. Amounts paid for services rendered prior to January 29, 2004 were paid to Old CCM, and amounts paid thereafter were paid to the Adviser. Since the administration fee rate payable to Old CCM under the Fund's former administration agreement was the same as the administration fee rate payable to the Adviser under the Fund's current administration agreement, the administration fees paid during the fiscal year ended October 31, 2004 were the same as those that would have been paid if the current administration agreement had been in effect during the entire period.

              FISCAL YEAR                                  ADMINISTRATION FEES

              Year ended October 31, 2006                     $466,482

              Year ended October 31, 2005                     $487,248
              Year ended October 31, 2004                     $560,451(1)


(1) This amount represents the aggregate fees paid to Old CCM and the Adviser during the fiscal year ended October 31, 2004. Old CCM received $134,347 for services rendered from November 1, 2003 to January 29, 2004; and the Adviser received $426,104 for services rendered from January 29, 2004 through October 31, 2004.




CENTURY SMALL CAP SELECT FUND. The Fund pays the Adviser a monthly management fee of 0.95% per annum of the Fund's average daily net assets for both investment advisory and management and administrative services rendered to the Fund, which are described below.

With respect to the last three completed fiscal years, the Fund paid investment advisory and management services fees in the amounts set forth below. Amounts paid for services rendered prior to January 29, 2004 were paid to Old CCM, and amounts paid thereafter were paid to the Adviser. Since the fee rate payable to Old CCM under the Fund's former investment advisory and management services agreement was the same as the fee rate payable to the Adviser under the Fund's current agreement, the fees paid during the fiscal year ended October 31, 2004 were the same as those that would have been paid if the current agreement had been in effect during the entire period.


                                   GROSS           NET
                                   MANAGEMENT      MANAGEMENT
FISCAL YEAR                        FEES            REDUCTION     FEES
-----------                        ----            ---------     ----

Year ended October 31, 2006       $10,421,831      $       0    $10,421,831
Year ended October 31, 2005       $ 5,695,233      $       0    $ 5,695,233
Year ended October 31, 2004       $ 1,973,596      $  24,110    $ 1,949,486(1)



(1) This amount represents the aggregate fees paid to Old CCM and the Adviser during the fiscal year ended October 31, 2004. Old CCM received $366,475 for services rendered from November 1, 2003 to January 29, 2004; and the Adviser received $1,583,011 for services rendered from January 29, 2004 through October 31, 2004.

As investment adviser to the Fund, the Adviser acts with discretionary authority to invest the Fund's assets. The Adviser also performs (or arranges for the performance of), pursuant to the investment advisory agreement, certain management and administrative services necessary for the operation of the Fund. These services include providing office space, equipment and facilities, supervising relations with the Fund's custodian, transfer agent, accountants, attorneys and other third-party service providers, preparing shareholder communications, conducting shareholder relations, maintaining the Fund's existence and records and maintaining the Fund's registration and qualification for sale of its shares. The Adviser may be reimbursed by the Fund for the allocated cost of the Adviser's employees' providing certain shareholder services, transfer agency, financial, accounting, administrative and other clerical functions to the Fund. The amount of such reimbursement does not constitute any part of, and is paid in addition to, the management fees. The Fund will pay its organization and start-up costs and all other expenses not borne by the Adviser. The Adviser may from time to time pay such expenses for the Fund, subject to reimbursement of all or part of those amounts by the Fund or the respective classes.

The Adviser's management fees are allocated to each class of shares based upon the relative portion of the Fund's net assets represented by that class, as are other fund expenses unless allocations can be made directly to a class, as with the expenses of distributing and servicing shares of the Fund's Investor Class under the Distribution and Service (12b-1) Plan, transfer and shareholder servicing agent fees and expenses, and the costs of holding shareholder meetings (to the extent such expenses pertain only to a specific class).

The investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the investment advisory agreement, the Adviser shall not be liable for any act, omission, or mistake of judgment in connection with rendering services to the Fund under the agreement or for any losses that may be sustained by the Fund in the purchase, holding or sale of any security or other investment of the Fund.

PRINCIPAL UNDERWRITER AND SUB-ADMINISTRATOR. Foreside Fund Services, LLC ("FFS"), Two Portland Square, Portland, Maine 04101, serves as the distributor (also known as principal underwriter) and sub-administrator of the shares of the Funds pursuant to a distribution and sub-administration agreement among the Trust, FFS, and the Adviser. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers. In connection with FFS providing certain administrative services to the Adviser with respect to each Fund, the Adviser pays FFS a monthly fee of 0.0075% of the total of the annualized average daily net assets for the prior month of each Fund (subject to a $3,250 minimum and $8,000 maximum monthly fee) and, on behalf of each Fund, reimburses FFS for certain expenses incurred by FFS. FFS provides such administrative services and assistance relating to the affairs of the Adviser and the Trust as the Adviser may, from time to time, reasonably request. To the extent such services relate to distribution and/or servicing of the Investor Shares of the Fund, each

Fund, in its discretion, may pay a portion of those fees from time to time pursuant to the Distribution and Service Plan described below. See "Underwriter" below.

DISTRIBUTION AND SERVICE PLANS. Each Fund has adopted a Distribution and Service Plan (the "Plan") for its Investor Shares under Rule 12b-1 under the 1940 Act. Under this Plan, the Fund and the Adviser (out of its own resources, including, without limitation, the management fee it receives from the Fund) may pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of the Investor Shares. Among other things, they may make payments to brokers, dealers or other financial institutions, including to FFS for distribution, administrative, and account maintenance services they perform, including financing payment of sales commissions and/or the advance of service fee payments and may bear the costs of sales literature, advertising and prospectuses, statements of additional information and reports (other than those furnished to current shareholders), and certain other distribution expenses. All such payments are subject to the review and approval of the non-interested Trustees of the Trust. Under the Plan, the 0.25% per annum maximum service and distribution fee payable by the Fund is computed based on the average daily net assets of the Fund attributable to the outstanding Investor Shares.


With respect to the fiscal year ended October 31, 2006, Century Small Cap Select Fund's Investor Shares made payments of $0 for Fund reports, $6,479 for advertising, $741,212 for fees paid to brokers, dealers, and other financial institutions for distribution and shareholder servicing activities, and $13,615 for distribution fees paid to FFS.

With respect to the fiscal year ended October 31, 2006, Century Shares Trust's Investor Shares made payments of $5,000 for fees paid to brokers, dealers, and other financial institutions for distribution and shareholder servicing activities and $46 for distribution fees paid to FFS.


Each Plan has been approved by a vote of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the Plan or related agreements (referred to herein as the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on it. Each Plan also has been approved by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund's Investor Shares. Unless the Plan is terminated as described below, it will continue in effect from year to year but only if the Trust's Board of Trustees and the Independent Trustees specifically vote annually to approve its continuance by a vote cast in person at a meeting called for the purpose of voting on continuing the Plan. The Board of Trustees and the Independent Trustees must approve all material amendments to each Plan, and an amendment to increase materially the amount of payments to be made under a Plan must be approved by a majority of the outstanding shares of the Investor Shares. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund's Investor Shares.

Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust be committed to the discretion of the current non-interested Trustees. This does not prevent the involvement of others in the selection and nomination process, as long as the final decision as to selection or nomination is approved by a majority of the non-interested Trustees of the Trust.

OTHER MATTERS RELATED TO SHAREHOLDER SERVICES AND DISTRIBUTION-RELATED SERVICES. Certain arrangements are in place with several broker-dealers whereby the broker-dealers are compensated for performing certain shareholder services and distribution-related services to their customers who have purchased Fund shares. The shareholder services may include processing and mailing trade confirmations, monthly statements, prospectuses, annual and semi-annual reports, and preparing record date shareholder lists for proxy solicitations. The aggregate compensation, which may be up to 0.40% of the assets of a broker-dealer's customers invested in a Fund, is paid to the broker-dealers in a different manner with respect to the Fund and each class of shares of the Fund. The portion of the aggregate compensation paid by each Fund is reflected in each Fund's "Annual Fund Operating Expenses" table in the "Fees and Expenses" section of the Prospectus; any remaining aggregate compensation is paid by the Adviser and/or FFS.

TRANSFER AGENT AND DIVIDEND PAYING AGENT. Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine, acts as the Funds' transfer agent and dividend paying agent with respect all classes of shares of the Funds.

CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), One Heritage Drive, North Quincy, Massachusetts, acts as the custodian of the Funds' cash and investment securities. The Custodian also is responsible for receipt and delivery of the Funds' investment securities, as well as other matters specified in the custodial agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, act as the independent registered public accounting firm for the Trust. The independent registered public accounting firm is responsible for auditing the Funds' financial statements.

                               PORTFOLIO MANAGERS

COMPENSATION. Alexander L. Thorndike and Kevin W. Callahan, the portfolio managers of the Funds, each receive a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees of CCM. In addition, Mr. Thorndike and Mr. Callahan participate in the equity ownership of CCM. Each element of their compensation structure is described below.

Base Salary. Each portfolio manager's base salary is determined annually and reflects the portfolio manager's level of experience and his responsibilities and tenure at CCM.


Fund Performance Bonus. Each portfolio manager is eligible for a cash bonus that is linked to the Funds' pre-tax investment performance over a three-year period relative to a particular index (the S&P 500 Index for Century Shares Trust and the Russell 2000 Growth Index for Century Small Cap Select Fund). The amount of the bonus depends on the level of outperformance relative to the index: a portfolio manager must outperform the index by at least 25 basis points to receive the minimum bonus and by 400 basis points or more to earn the maximum. The bonus is not linked to the investment performance of other accounts managed by the portfolio manager.


Employee Benefit Program. Portfolio managers participate in the benefit plans and programs that are available to all CCM employees, which include a defined contribution plan and insurance coverage.


Equity Ownership. Mr. Thorndike and Mr. Callahan are shareholders of CCM, which is a private, employee-owned limited liability company. CCM's profits are distributed to the firm's shareholders in the form of annual cash distributions. The amount of the annual cash distributions is generally determined based on considerations of CCM's working capital requirements. Such distributions represent a more significant percentage of each portfolio manager's total compensation than the base salary and performance bonus described above.




OWNERSHIP OF FUND SHARES. As of October 31, 2006, the dollar range of shares of each Fund beneficially owned by the portfolio managers was as follows:


                       Century Shares Trust    Century Small Cap Select Fund
Mr. Thorndike          $500,001-$1,000,000     $500,001-$1,000,000
Mr. Callahan           $100,001-$500,000       $100,001-$500,000

OTHER ACCOUNTS. As of October 31, 2006, Mr. Thorndike and Mr. Callahan managed 2 mutual funds with a total of approximately $1.2 billion in assets; 1 pooled investment vehicle other than mutual funds with a total of approximately $2.1 million in assets; and 40 other accounts with a total of $795 million in assets. The pooled investment vehicle (which had a performance-based advisory fee) was liquidated effective as of December 31, 2006.


POTENTIAL CONFLICTS OF INTEREST. Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of a Fund's trades, investment opportunities, broker selection and Fund investments. It is theoretically possible that this information could be used to the advantage of other accounts managed by the portfolio manager to the detriment of a Fund. A portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts that have a higher advisory fee or a performance fee. CCM seeks to identify potential conflicts of interest resulting from a portfolio manager's management of a Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts of interest, including procedures for the allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Additionally, a portfolio manager may be the beneficial owner of a Fund or other pooled investment vehicle and a conflict may arise where the portfolio manager may have an incentive to treat that Fund or other pooled investment vehicle preferentially as compared to other accounts. Although such conduct is prohibited by CCM's code of ethics, there is no assurance that the code of ethics will adequately address such conflicts.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds' portfolio transactions are executed by broker-dealers and banks selected by the Adviser. With respect to the last three completed fiscal years, Century Shares Trust paid the following amounts in brokerage commissions:


              FISCAL YEAR                             BROKERAGE COMMISSIONS
              Year ended October 31, 2006               $239,767
              Year ended October 31, 2005               $197,108
              Year ended October 31, 2004               $419,185



With respect to the last three completed fiscal years, Century Small Cap Select Fund paid the following amounts in brokerage commissions:


              FISCAL YEAR                          BROKERAGE COMMISSIONS
              Year ended October 31, 2006                $3,599,738
              Year ended October 31, 2005                $2,389,918
              Year ended October 31, 2004                $1,158,569

Differences in the amount of brokerage commissions paid by Century Small Cap Select Fund with respect to its three most recently completed fiscal years (as disclosed in the table above) were primarily the result of changes in the Fund's assets. Changes in the amount of brokerage commissions paid by a Fund do not reflect material changes in that Fund's investment objective or strategies over these periods.


The Adviser selects broker-dealers to execute Fund investment transactions based on many factors, including the size and type of the transaction, the reputation, experience, and quality of services (including research services) rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Execution at the most favorable prices and in the most effective manner possible are the primary considerations.


As permitted by Section 28(e) of the Exchange Act, in selecting brokers or dealers to execute a particular transaction for the Funds, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by such brokers or dealers to the Funds or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. These may include fundamental research reports, technical and portfolio analyses, pricing services, electronic data services (such as Bloomberg), trade analysis services, and/or portfolio management and analysis systems that assist the Adviser's investment management process. The Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer.

Research and brokerage services received from a broker-dealer selected to execute a Fund's trades may be used for all of the Adviser's client accounts. Conversely, research and brokerage services received from a broker-dealer selected to execute trades for another client account may be used for the Funds.


Investment decisions for the Funds are made independently from those for other clients of the Adviser and suitability is a paramount consideration. Nevertheless, it is possible that at times the same securities are acceptable for the Funds and for one or more other client accounts, including other collective investment vehicles and accounts in which the Adviser or its affiliates may have interests. In such cases, purchase or sale orders may be aggregated if the Adviser determines that it facilitates the Adviser in achieving best execution for its clients, including the Funds. The Adviser maintains allocation procedures designed to allocate securities and prices fairly and equitably between the Funds and the Adviser's various other accounts.

It is the policy of the Funds that neither a Fund nor the Adviser may compensate a broker-dealer for the promotion or sale of Fund shares by directing to the broker-dealer the Fund's portfolio securities transactions or any remuneration received or to be received from the Fund's portfolio transactions effected through any broker-dealer.

               CAPITAL STOCK AND SHAREHOLDER AND TRUSTEE LIABILITY

Pursuant to the Trust's Agreement and Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of two series of the Trust: Century Small Cap Select Fund and Century Shares Trust. Except with respect to differences arising among different series and different classes within a series as described in the Prospectus and in this Statement of Additional Information, each share has the same rights as every other share. Shares have no preemptive rights and are fully paid and nonassessable. Shares are freely transferable, and each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of a Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

SERIES OF SHARES OF THE TRUST. The Trustees may create and issue additional series of shares, subject to the 1940 Act and the rules promulgated thereunder, when and if they may determine, without further action by the shareholders. The Trust's Agreement and Declaration of Trust gives the Trustees authority to fix and determine the relative rights and preferences as between different series of the Trust as to dividends and other distributions and on liquidation or termination of the Trust, and also to determine provisions concerning investment, reinvestment, sinking or purchase trusts, conversion rights, the manner of determining Trustee remuneration with respect to such series, and conditions under which (to the extent permitted by the 1940 Act) the several series shall have separate voting rights or no voting rights. Each series may have separate voting rights on matters in which interests of one series are different from interests of another series, and votes as a separate series on matters that affect that series alone. The consideration received from the sale of shares of any series and all assets in which such consideration is invested or reinvested and all income and proceeds thereof will irrevocably belong to that series for all purposes, and they will be charged with the liabilities of the Trust in respect of that series, with assets and liabilities not readily identifiable as those of a particular series being allocated by the Trustees as they deem fair and equitable.

Upon a liquidation of the Trust or any series of the Trust, holders of shares would receive a pro rata portion of the net assets remaining after settlement of liabilities, including those of the respective classes, if applicable.

CLASSES OF SHARES OF A SERIES. The Board of Trustees also has the power, without shareholder approval, to divide shares of any series of the Trust, including the Funds, into two or more classes. The Trustees have currently authorized the establishment and designation of two classes of shares for each series of the
Trust: the

Institutional Shares and the Investor Shares. All classes of any series invest in the same investment portfolio. Each class of shares has its own dividends and distributions, pays certain expenses that may be different for the different classes, may have a different net asset value, may have separate voting rights on matters in which interests of one class are different from interests of another class, and votes as a class on matters that affect that class alone.

The methodology for calculating the net asset value, dividends and distributions of each Fund's share classes recognizes two types of Fund expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, fees to non-interested Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include the Distribution and Service Plan fees for Investor Shares, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on the Investor Shares are expected to be lower than dividends on the Institutional Shares because of the effect of the asset-based Distribution and Service Plan charge on the Investor Shares. Those dividends also will differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the obligations of the Trust or any series thereof (including the Funds). It also provides for indemnification and reimbursement of expenses out of the property of the applicable series for any shareholder held personally liable for its obligations. The Agreement and Declaration of Trust also states that upon request, a series shall assume the defense of any claim made against a shareholder for any act or obligation of the series and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a Massachusetts business trust (such as the Trust) to be held personally liable as a "partner" in certain circumstances. However, even if those circumstances applied, the risk that a shareholder of the Trust would incur financial loss from being held liable as a "partner" of a Fund is limited to the relatively remote circumstances in which the Fund in which the shareholder invests would be unable to meet its obligations.

The contractual arrangements of the Trust or any series thereof state that any person doing business with the Trust or such series (and each shareholder of any series of the Trust, including the Funds) agrees under the Agreement and Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand that may arise out of any dealings with the Trust or any series. In addition, to the extent permitted by law, the Trustees shall have no personal liability to any such person.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES. The "Shareholder Information" section of the Prospectus provides a description of how an investor can purchase, redeem and exchange Fund shares. See "Purchasing Shares" and "Redeeming Shares."

DETERMINATION OF OFFERING PRICE. The method for determining each Fund's net asset value per share is summarized in "Shareholder Information--Pricing of Fund Shares" in the Prospectus. As described in the Prospectus, the net asset values of Fund shares are computed by the Funds' Custodian as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York City time) (the "NYSE Close") on each day that the Exchange is open for trading (a "Business Day"). For purposes of computing the net asset value, the Custodian will normally use pricing data for domestic equity securities received shortly after the NYSE Close and will not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income securities and foreign securities will normally be priced by the Custodian using data reflecting the earlier closing of the principal markets for those securities.

The market value of a Fund's portfolio securities is generally determined as follows:

     o Domestic securities for which market quotes are readily available - For securities for which the primary market is in the United States, market value is generally determined on the basis of the last reported sales price or, if available, the official closing price reported for an issue traded on the over-the-counter stock market, including the NASDAQ Official Closing Price for NASDAQ-traded securities. If no sales prices or official closing prices are reported, market value is generally determined based on quotes or other closing prices obtained from a quotation reporting system, established market makers or reputable pricing services. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, market value is generally determined using closing bid prices.

     o Foreign securities for which market quotes are readily available - For securities for which the primary market is outside of the United States, market value is generally determined on the basis of the last reported sales price or, if available, the official closing price. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, market value is generally determined using the last evaluated quotes or closing bid prices. Portfolio securities and other assets initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates prevailing at the time the Fund's daily NAV is computed by the Custodian. As a result, the NAV of a Fund's shares may be affected by fluctuations in values of foreign currencies in relation to the U.S. dollar even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are determined.

     o Short-term instruments (remaining maturity of 60 days or less) - Valued at amortized cost, unless particular circumstances dictate otherwise (for example, if the issuer's creditworthiness has become impaired).

     o Exchange-traded options (if any) - Valued at the settlement price determined by the relevant exchange.

     o Portfolio securities and other assets for which market quotes are not readily available - Valued at "fair value" as determined in good faith by the Board of Trustees of the Trust or persons acting at their direction pursuant to instructions from the Board of Trustees.


If market quotations for a portfolio security are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by a significant event occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the value of the security is determined by the Fund's Valuation Committee in accordance with procedures adopted by the Board that are intended to reflect the fair value of the security. When fair valuation is used, the value of investments used to determine the Fund's net asset value may differ from quoted or published prices for the same investments. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon the sale of the security.


                              TAXATION OF THE FUNDS

TAX STATUS AND TAXATION OF EACH FUND. Each series of the Trust is treated as a separate entity for federal income tax purposes and is not combined with the other series of the Trust. Each Fund intends to meet the requirements necessary to qualify each year as a "regulated investment company" under Subchapter M of the Code. If the Funds so qualify, they will pay no federal income tax on the earnings they distribute to shareholders and they will eliminate or reduce to a nominal amount the federal income taxes to which they may be subject.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:


                  (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);


                  (b) distribute with respect to each taxable year at least 90%
              of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

                  (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.


In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.


If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If a Fund failed to qualify as a regulated investment company receiving special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, in order to re-qualify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

TAXATION OF FUND DISTRIBUTIONS AND SALE OF FUND SHARES. For federal income tax purposes, non-tax-exempt shareholders will generally be subject to tax on distributions received from the Funds, whether received in cash or in additional shares. Distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund has owned for more than one year and that are properly designated by that Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.


Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.


For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gain provided that holding period and other requirements are met at both the shareholder and Fund levels. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, that Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income properly designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of that Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Capital gain distributions may be reduced if Fund capital loss carryforward are available.


Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2009.

Distributions in excess of a Fund's current and accumulated "earnings and profits" will be treated by a shareholder receiving such distributions as a return of capital to the extent of such shareholder's basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder's basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

TAX SHELTER REPORTING REGULATIONS. If a shareholder were to recognize a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder would be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their individual tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS. If a Fund engages in certain investment and hedging activities, such as transactions in options, hedging transactions, short sales and foreign securities, it will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund's book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deductions when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.


Dividends received by a Fund from a REIT will generally not constitute qualified dividend income. Where a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital.

Each Fund may invest a portion of its assets in one or more ETFs, which may be traded on a national securities exchange. Investment by a Fund in an ETF qualifying as a regulated investment company under Subchapter M of the Code will receive the same tax treatment as an investment in a regulated investment company that is not listed on a national securities exchange (i.e., is unlisted). Specifically, such shares are automatically diversified per the requirements of Subchapter M (in the same manner as cash). In addition, dividends received by a Fund from an ETF or an unlisted regulated investment company may qualify as qualified dividend income to the extent of the ETF's or the unlisted regulated investment company's underlying qualifying dividend income, when such Fund meets the holding period requirements in the ETF's or non-listed regulated investment company's shares and certain other requirements are met.

If more than 50% of a Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund had held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

BACKUP WITHHOLDING AND NON-US SHAREHOLDERS. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

NON-US SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund's participation in loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Foreign Taxes," below.


Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid before January 1, 2008 and are attributable to gains from the sale or exchange of USRPIs.

The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of a Fund. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive. Accordingly, prospective purchasers of shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes.

                                   UNDERWRITER

Under a distribution and sub-administration agreement with the Trust (the "Distribution Agreement"), FFS acts as the agent of the Funds in connection with the offering of shares of the Funds. FFS continually distributes shares of the Funds, but has no obligation to sell any specific quantity of Fund shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds. As described above in "Investment Advisory and Other Services--Principal Underwriter and Sub-Administrator," FFS is not entitled to receive any compensation for distributing the Funds' shares. However, in connection with FFS providing certain administrative services to the Adviser with respect to each Fund, the Adviser pays FFS a monthly fee and, on behalf of each Fund, reimburses FFS for certain expenses incurred by FFS. To the extent such services relate to distribution and/or servicing of the Investor Shares of either Fund, the Fund, in its discretion, may pay a portion of those fees from time to time pursuant to the Distribution and Service Plan described under the heading "Investment Advisory and Other Services -- Distribution and Service Plan" above.

                              FINANCIAL STATEMENTS


The Trust's audited financial statements for the fiscal year ended October 31, 2006, included in the Trust's annual report and filed with the SEC pursuant to
Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated by reference into this Statement of Additional Information. You may obtain copies of the annual report without charge upon request to the Trust.

                                                                      APPENDIX A

                        CENTURY CAPITAL MANAGEMENT TRUST
                                  (THE "TRUST")

                              AMENDED AND RESTATED
                               PROXY VOTING POLICY

                               SEPTEMBER 18, 2006

The Board of Trustees of the Trust has delegated to the investment adviser (the "Adviser") of each of the constituent series of the Trust (the "Funds"), the right and obligation to vote proxies for shares that are owned by the Funds, in accordance with the Adviser's proxy voting policy (the "CCM Proxy Voting Policy"), which is attached hereto as Appendix A. The Trust has delegated this responsibility to the Adviser because it believes that the persons purchasing and selling securities for the Funds and analyzing the performance of the Funds' securities are in the best position and have the information necessary to vote proxies in the best interests of the Funds and their shareholders.

The CCM Proxy Voting Policy has been designed to ensure that proxies are voted in the best long-term economic interests of the Funds, and the Policy contains provisions for addressing material conflicts of interest that may arise in connection with proxy voting. The Adviser shall carry out its duties under the CCM Proxy Voting Policy in a manner consistent with the Adviser's fiduciary obligations to the Funds. The Adviser shall deliver any material amendments to the CCM Proxy Voting Policy to the Trust promptly after any such amendment has been adopted by the Adviser.

The Adviser shall: (i) report on its proxy-voting activities at least annually to the Board of Trustees of the Trust; (ii) maintain such records and provide such voting information as is required for the Trust's regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 13 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the Board of Trustees of the Trust.

This Proxy Voting Policy (including the CCM Proxy Voting Policy) shall be made available without charge, upon request, by calling 1-800-321-1928. In addition, to the extent required by applicable law, the CCM Proxy Voting Policy shall be included in the Trust's SAI.

                                                                      Appendix A


                         CENTURY CAPITAL MANAGEMENT, LLC
                STATEMENT OF PROXY VOTING POLICIES AND PROCEDURES


I. INTRODUCTION

As a registered investment adviser, Century Capital Management, LLC ("CCM", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must make voting decisions that are in the best interests of our clients. The purpose of this Statement of Proxy Voting Policies and Procedures (this "Statement") is to set forth our policies and procedures for voting securities owned by our clients for which we exercise voting authority and discretion. This Statement has been designed to ensure that proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 of the Investment Advisers Act of 1940. This Statement does not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; and CCM takes no responsibility for the voting of any proxies on behalf of any such client.


II. PROXY VOTING PROCEDURES

The guiding principle by which CCM votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients' holdings. CCM does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any material conflict of interest or perceived conflict of interest affecting our voting decisions.

It is the general policy of CCM to vote on all matters presented to security holders in any proxy, and these policies and procedures have been designed with that in mind. However, CCM reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of CCM, the costs associated with voting such proxy outweigh the expected benefits to clients, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of our clients, in the judgment of CCM.

For clients that have delegated to CCM the discretionary power to vote the securities held in their account, CCM does not generally accept any subsequent directions on matters presented to shareholders for a vote, regardless of whether such subsequent directions are from the client itself or a third party. Unless CCM has agreed otherwise, CCM views the delegation of discretionary voting authority as an "all-or-nothing" choice for its clients.

          A. ADMINISTRATION OF POLICIES AND PROCEDURES

Certain aspects of the administration of these proxy voting policies and procedures are governed by a separate committee (the "Proxy Voting Committee"), which currently consists of the members of CCM's Investment Committee and CCM's Compliance Officer. The composition of the Proxy Voting Committee may change from time to time. The Proxy Voting Committee will review periodically CCM's voting policies and procedures and may adopt changes from time to time as a result of such review. On all matters submitted to the Proxy Voting Committee, the Committee makes its decisions by a vote of a majority of the members of the Committee present (whether in person or by communications equipment) at the meeting. At any meeting of the Proxy Voting Committee, a majority of the members of the Committee then in office shall constitute a quorum.

In addition, the Proxy Voting Committee will review any Further Action Matters (as described below) that have been voted without the involvement of the Proxy Voting Committee since the Proxy Voting Committee's last meeting.

          B. PROXY VOTING RESPONSIBILITIES AND PROCESS

The following procedures will be followed with respect to each proxy received by
CCM:

     1. Each proxy will be reviewed by the research analyst assigned to cover the issuer. The analyst will determine whether a matter to be voted is covered in the "Voting Guidelines" set forth below.

     2. If a matter to be voted is covered in the Voting Guidelines and the relevant Guideline provides affirmative guidance as to how the matter should be voted, the analyst may instruct the proxy voting agent to vote the proxy in accordance with the Guideline and no further action shall be necessary.

     3.   If, however, (i) the matter is not covered in the Voting Guidelines or
          (ii) the matter is covered in the Voting Guidelines but (a) the Guideline does not give affirmative guidance as to how the matter should be voted or (b) the analyst determines to recommend that the matter be voted in a manner inconsistent with the guidance in the Voting Guideline (including a proposed abstention or withheld vote), then the analyst shall notify a Portfolio Manager of the Fund. The Portfolio Manager shall submit the proxy to CCM's Compliance Officer, who shall determine whether a material conflict of interest exists with respect to CCM's voting of the proxy. Matters described in (i) and (ii)(a) and (ii)(b) are referred to herein, collectively, as "Further Action Matters".

     4. The Compliance Officer shall, in accordance with "Conflicts of Interest" below, review each Further Action Matter submitted to him to determine whether a material conflict of interest exists between CCM, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by CCM to the issuer on whose behalf the proxy is being solicited or any other relevant material conflict of interest.

     5. If the Compliance Officer determines that no material conflict of interest exists with respect to the Further Action Matter, then he shall so inform the Portfolio Manager, and the Portfolio Manager may either (i) authorize the Further Action Matter to be voted in accordance with the analyst's recommendation or (ii) if he requires additional guidance, arrange for a special meeting of the Proxy Voting Committee to consider and determine how the matter should be voted.

     6. If, however, the Compliance Officer determines that a material conflict of interest does exist with respect to the Further Action Matter, then the following procedures shall be followed:

             (i) If the analyst's recommendation as to how the Further Action Matter should be voted is contrary to the recommendation of management of the issuer, then the Portfolio Manager may authorize the proxy to be voted in accordance with the recommendation and no further action is necessary.

             (ii) If, however, the analyst's recommendation as to how the Further Action Matter should be voted is consistent with management's recommendation, then the Portfolio Manager shall call a special meeting of the Proxy Voting Committee to consider and determine how the matter should be voted in accordance with paragraph 7. below.

     7. A Further Action Matter shall be submitted to the Proxy Voting Committee in the circumstances described in 6(ii) above (i.e., (x) the matter involves a material conflict of interest, (y) the matter is not covered by the Voting Guidelines or the analyst's recommendation is not consistent with the Voting Guidelines, and (z) the analyst's recommendation is to vote with management). In the event that a Further Action Matter is submitted to the Proxy Voting Committee, the Proxy Voting Committee will review the voting rationale, consider whether business relationships between CCM and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interests of our clients. If the Proxy Voting Committee cannot agree on the appropriate course of action, the Chairman shall make the final decision.

          In circumstances where the Proxy Voting Committee is not involved in determining the vote on a Further Action Matter, the Portfolio Manager shall retain and submit to the Compliance Officer records of documents material to the Portfolio Manager's determination as to how the matter was voted, which records will be made available to the Proxy Voting Committee for review during its next regularly scheduled meeting.

          C. CONFLICTS OF INTEREST

CCM recognizes that there is a potential conflict of interest when it votes a proxy solicited by an issuer with whom it has a material business or other relationship that may affect how CCM votes on the issuer's proxy, including, for example, an issuer whose retirement plan CCM manages.

All CCM employees involved in the proxy voting process are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the economic interests of our clients. If at any time the Chairman or any other employee becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the policies and procedures described herein or any particular vote on behalf of any client, he or she should contact the Compliance Officer. If the Chairman or any employee is pressured or lobbied either from within or outside of CCM with respect to any particular voting decision, he or she should contact the Compliance Officer.

As noted under "Proxy Voting Responsibilities and Process" above, CCM's Compliance Officer is responsible for reviewing each Further Action Matter and determining whether a material conflict of interest exists between CCM, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by CCM to the issuer on whose behalf the proxy is being solicited or any other relevant material conflict of interest. In doing so, he shall take into account all available facts and circumstances, including the relationship of CCM and any of its managing members (or the equivalent thereof), officers (or the equivalent thereof) and employees with the issuer soliciting the proxy as well as the nature of the Further Action Matter to be voted on. If the Compliance Officer has any doubt as to whether a Further Action Matter involves a conflict of interest and/or whether that conflict is material, he may call a meeting of the Proxy Voting Committee to consider and make a determination regarding such potential conflict.


III. CLIENT ACCESS TO POLICIES, PROCEDURES AND PROXY VOTING RECORD

This Statement is available to all of our clients upon request, subject to the provision that these policies and procedures are subject to change at any time without notice. Absent any legal or regulatory requirement to the contrary, it is generally our policy to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Any of our clients may obtain details of how we have voted the securities in the client's account by contacting CCM's Compliance Officer. CCM does not, however, generally disclose the results of voting decisions to third parties. CCM shall provide to any registered investment company that is a client of CCM any and all information regarding the voting of its securities as such registered investment company requests.


IV. RECORDKEEPING

CCM maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

      -   a copy of this Statement;

      - proxy statements received regarding client securities are maintained by the firm unless such proxy statements are available on the Securities and Exchange Commission's EDGAR database, in which case CCM relies on such electronic copies on EDGAR;

      -   a record of each vote cast is maintained by CCM;

      - a copy of any document created by CCM that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

      - each written client request for proxy voting records and our written response to any (written or oral) client request for such records.


V. VOTING GUIDELINES

This Statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. Although CCM reserves the right to depart from the voting guidelines set forth below if such departure is consistent with the best interests of its clients, CCM will generally apply the voting guidelines when reviewing proxy issues.

ELECTIONS OF DIRECTORS: In many instances, the election of directors is a routine voting issue. Unless there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, we will often vote in favor of the management-proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We will withhold votes for directors that disregard shareholder interests or fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. We will generally vote against directors who are on a company's compensation committee if we strongly disagree with their compensation decisions. We will also vote against a director whose qualifications appear lacking or contrary to the interests of the shareholders. We will also consider management's track record in delivering shareholder value and representing shareholders' best interests when considering each proxy vote. We will generally vote against members of a company's audit committee if we are aware of significant corporate governance issues that the audit committee or the company has not addressed to our satisfaction. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. We will vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to a takeover proposal.

APPOINTMENT OF AUDITORS: The selection of an independent accountant to audit a company's financial statements is generally a routine business matter. CCM believes that management remains in the best position to choose the accounting firm and will support management's recommendation, except that we may vote against the appointment of auditors if the proposed auditors are not well known or well respected, if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or if there are other reasons to question the independence of the company's auditors or their prior conduct or advice.

CHANGES IN CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, CCM will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company, such as proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. A satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than ten percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: CCM believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case by case basis, weighing heavily the views of any research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held. In general, we will vote against a merger or acquisition that we believe is not in the long-term best interests of the shareholders or where the potential benefits are unclear.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: CCM believes that certain fundamental rights of shareholders should be protected. We will vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights, except that we will vote against a proposal if we believe that that any adverse economic impact of the proposal on shareholders outweighs any improvement in shareholder rights.

CORPORATE GOVERNANCE: CCM recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We will vote in favor of proposals promoting transparency and accountability within a company. For example, we will vote in favor of proposals providing for equal access to proxies, a majority of independent directors on the board and key committees, and separating the positions of chairman and CEO.

ANTI-TAKEOVER MEASURES: CCM believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder voting power. Conversely, we will support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate a poison pill. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified and supermajority vote requirements) that appear to be intended as entrenchment mechanisms.

EXECUTIVE COMPENSATION: CCM believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. Other factors such as the company's performance, whether the plan expressly permits the repricing of underwater stock options without shareholder approval (or if the company has a history of such actions) and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. We will generally vote against proposals that we believe consume an excessive amount of corporate resources or dilute earnings and asset values, including retirement benefits we consider to be excessive, golden handcuffs, abusive change of control payments, and severance and stock option agreements that we consider to be excessive. We will generally vote in favor of proposals for the expensing of stock options and will generally vote against proposals to re-price existing options.

SOCIAL AND CORPORATE RESPONSIBILITY: CCM will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value and our voting decision will be guided by the priority of maximizing the economic value of client holdings. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXIES OF CERTAIN NON-U.S. ISSUERS: Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. We will generally vote proxies of non-U.S. issuers in accordance with the foregoing guidelines, but they are premised upon the existence of a sound corporate governance and disclosure framework, and may not be appropriate under some circumstances for non-U.S. issuers. Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. CCM may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

SECURITIES ON LOAN: Certain of our clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned securities provided sufficient notice is given to the custodian bank in advance of the voting deadline. Our policy is generally not to vote securities on loan unless the Chairman of the Proxy Voting Committee has knowledge of a material voting event that could significantly affect the value of the loaned securities. In this event, CCM may pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Amended and Restated:  May 23, 2006

                   APPENDIX B - SPECIMEN PRICE MAKE-UP SHEETS

The following are computations of the total offering price per share of each class of shares of each Fund of the Trust offering shares of beneficial interest as of October 31, 2006, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on October 31, 2006:


--------------------------------------------------------------------------------
CENTURY SHARES TRUST - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Net Assets at Value (Equivalent to $35.69 per share based on
8,549,525 shares of beneficial interest outstanding)                $305,171,788
--------------------------------------------------------------------------------
Offering Price $35.69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CENTURY SHARES TRUST -- INVESTOR SHARES
--------------------------------------------------------------------------------
Net Assets at Value (Equivalent to $35.41 per share based on
52,073 Shares of beneficial interest outstanding)                     $1,843,930
--------------------------------------------------------------------------------
Offering Price $35.41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CENTURY SMALL CAP SELECT FUND -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Net Assets at Value (Equivalent to $25.74 per share based on
21,007,660 shares of beneficial interest outstanding)               $540,697,399
--------------------------------------------------------------------------------
Offering Price $25.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CENTURY SMALL CAP SELECT FUND -- INVESTOR SHARES
--------------------------------------------------------------------------------
Net Assets at Value (Equivalent to $25.40 per share based on
13,918,694 shares of beneficial interest outstanding)               $353,581,358
--------------------------------------------------------------------------------
Offering Price $25.40
--------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

        (a) Agreement and Declaration of Trust of Century Capital Management Trust (the "Trust") dated August 27, 1999. Filed as
                 Exhibit 23(a) to the initial registration statement of the Trust (registration no. 333-86067) filed August 27, 1999 and incorporated herein by reference.


        (b) By-Laws of the Trust dated August 27, 1999. Filed as Exhibit 23(b) to the initial registration statement of the Trust filed August 27, 1999 and incorporated herein by reference.


        (c) Please refer to Article V of the Agreement and Declaration of Trust of the Trust, which is incorporated herein by reference.


        (d) (1) Investment Advisory and Management Services Agreement, dated as of January 29, 2004, between the Trust, on behalf of Century Small Cap Select Fund ("CSCSF"), and Century Capital Management, LLC, the Trust's current investment adviser ("CCM"). Filed as Exhibit 23(d)(1) to post-effective amendment no. 11 to the registration statement of the Trust filed February 27, 2004 and incorporated herein by reference.

            (2) Investment Advisory Agreement, dated as of January 29, 2004, between the Trust, on behalf of Century Shares Trust ("CST"), and CCM. Filed as Exhibit 23(d)(2) to post-effective amendment no. 11 to the registration statement of the Trust filed February 27, 2004 and incorporated herein by reference.


        (e) Distribution and Subadministration Agreement, as amended and restated as of September 13, 2005, by and among the Trust, CCM and Foreside Fund Services, LLC ("FFS"). Filed as
                 Exhibit 23(e)(1) to post-effective amendment no. 16 to the registration statement of the Trust filed February 28, 2006 and incorporated herein by reference.


        (f) Reference is made to the section entitled "Management of the Trust" in the Trust's Statement of Additional Information, forming part of this registration statement.

        (g) (1) Custodian Agreement, dated as of December 9, 1999, between the Trust and State Street Bank and Trust Company ("SSB") (the "Custodian Agreement"). Filed as Exhibit 23(g) to pre-effective amendment no. 2 to the registration statement of the Trust filed December 16, 1999 and incorporated herein by reference.

            (2) Letter Agreement, dated December 20, 1999, to the Custodian Agreement from Century Capital Management, Inc., the Trust's former investment adviser ("Old CCM"), on behalf of the Trust, to SSB. Filed as Exhibit 23(g)(2) to post-effective amendment no. 10 to the registration statement of the Trust filed December 30, 2003 and incorporated herein by reference.

            (3) Letter Agreement, effective as of July 31, 2001, to the Custodian Agreement from the Trust, on behalf of CST, to SSB. Filed as Exhibit 23(g)(3) to post-effective amendment no. 10 to the registration statement of the Trust filed December 30, 2003 and incorporated herein by reference.

        (h) (1) Transfer Agency and Services Agreement, dated as of June 16, 2005, between the Trust and Citigroup Fund Services, LLC ("FSS") ("Transfer Agency and Services Agreement"). Filed as Exhibit 23(h)(1) to post-effective amendment no. 15 to the registration statement of the Trust filed July 15, 2005 and incorporated herein by reference.

            (2) Letter Agreement, dated December 1, 2003, to the Transfer Agency and Services Agreement from Forum Financial Group, on behalf of FSS, to the Trust. Filed as Exhibit 23(h)(2) to post-effective amendment no. 10 to the registration statement of the Trust filed December 30, 2003 and incorporated herein by reference.

            (3) Fee Waiver and Expense Limitation Letter from CCM to CSCSF, covering the period March 1, 2005 through February 28, 2006. Filed as Exhibit 22(h)(3) to post-effective amendment no. 12 to the registration statement of the Trust filed December 23, 2004 and incorporated herein by reference.

            (4) Extension of Fee Waiver and Expense Limitation Letter from CCM to CSCSF, covering the period through February 28, 2005. Filed as Exhibit 23(h)(4) to post-effective amendment no. 11 to the registration statement of the Trust filed February 27, 2004 and incorporated herein by reference.

            (5) Agreement and Plan of Reorganization, dated as of June 29, 2001, between the Trust and CST. Filed as Exhibit 23(h)(3) to post-effective amendment no. 5 to the registration statement of the Trust filed July 31, 2001 and incorporated herein by reference.

            (6) Administration Agreement, dated as of January 29, 2004, between the Trust, on behalf of CST, and CCM. Filed as Exhibit 23(h)(6) to post-effective amendment no. 11 to the registration statement of the Trust filed February 27, 2004 and incorporated herein by reference.

            (7) Fee Reimbursement Letter from CCM to CST, covering the period through February 28, 2007. Filed as Exhibit 23(h)(7) to post-effective amendment no. 15 to the registration statement of the Trust filed July 15, 2005 and incorporated herein by reference.


            (8) Fee Waiver and Expense Limitation Letter from CCM to CST, covering the period through February 28, 2008. Filed as Exhibit 23(h)(8) to post-effective amendment no.17 to the registration statement of the trust filed on December 28, 2006 and incorporated herein by reference.


        (i) (1) Opinion of counsel as to legality of shares of CSCSF being registered. Filed as Exhibit 23(i) to pre-effective amendment no. 2 to the registration statement of the Trust filed December 16, 1999 and incorporated herein by reference.

            (2) Opinion of counsel as to legality of shares of CST being registered. Filed as Exhibit 23(i)(2) to post-effective amendment no. 7 to the registration statement of the Trust filed April 30, 2002 and incorporated herein by reference.


        (j)      Consent of Deloitte & Touche LLP. Filed herewith as Exhibit
                 23(j).


        (k)      Not applicable.

        (l)      Investment Letter from Old CCM to CSCSF. Filed as Exhibit
                 23(l) to pre-effective amendment no. 2 to the registration statement of the Trust filed December 16, 1999 and incorporated herein by reference.

        (m) (1) Amended and Restated Distribution and Service Plan for CSCSF, dated November 11, 2003, adopted pursuant to Rule 12b-1. Filed as Exhibit 23(m) to post-effective amendment no. 10 to the registration statement of the Trust filed December 30, 2003 and incorporated herein by reference.

            (2) Distribution and Service Plan for CST dated June 16, 2005, adopted pursuant to Rule 12b-1. Filed herewith as Exhibit 23(m)(2) to post-effective amendment no. 15 to the registration statement of the Trust filed July 15, 2005 and incorporated herein by reference.

        (n) Amended and restated multiple class plan for the Trust dated June 16, 2005, adopted pursuant to Rule 18f-3. Filed as
                 Exhibit 23(n)(1) to post-effective amendment no. 15 to the registration statement of the Trust filed July 15, 2005 and incorporated herein by reference.

        (p) (1)  Code of Ethics of the Trust (as amended March 29, 2005).
                 Filed as Exhibit 23(p)(1) to post-effective amendment no. 14 to the registration statement of the Trust filed May 18, 2005 and incorporated herein by reference.

            (2)  Code of Ethics of CCM dated February 1, 2005. Filed as
                 Exhibit 23(p)(2) to post-effective amendment no. 13 to the registration statement of the Trust filed February 25, 2005 and incorporated herein by reference.

            (3) The Trust is not required to file the Code of Ethics for FFS pursuant to the exception provided by Rule 17j-1(c)(3) under the Investment Company Act of 1940.

        (q) (1)  Powers of attorney for John E. Beard, Jerrold Mitchell, Ernest
                 E. Monrad, Michael J. Poulos, Jerry S. Rosenbloom, David D. Tripple, Davis R. Fulkerson, Alexander L. Thorndike and Steven Alfano. Filed as Exhibit 23(q) to post-effective amendment no. 11 to the registration statement of the Trust filed
                 February 27, 2004 and incorporated herein by reference.

            (2)  Power of attorney for Stephen W. Kidder. Filed as
                 Exhibit 23(q)(2) to post-effective amendment no. 16 to the registration statement of the Trust filed February 28, 2006 and incorporated herein by reference.


            (3) Power of attorney for William Gray. Filed as Exhibit 23(q)(3) to post-effective amendment no. 17 to the registration statement of the Trust filed on December 28, 2006 and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS.

None.

ITEM 25. INDEMNIFICATION.

Reference is made to the provisions of Article VIII of the Trust's Agreement and Declaration of Trust filed as Exhibit 23(a) to the Trust's initial registration statement filed August 27, 1999, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding), is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Trust's Distribution and Subadministration Agreement, except for material breaches of the agreement or applicable law, FFS is not liable for any error of judgment or mistake of law or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. In addition, FFS and certain related parties (such as FFS's officers and persons that control FFS) would be entitled to be indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's registration statement or the prospectus of CST and CSCSF (together, the "Funds"), or any alleged omission of a material fact required to be stated therein to make statements contained therein not misleading. The Trust, however, will not indemnify FFS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FFS in connection with the preparation of the Trust's registration statement or the Funds' prospectus. The foregoing description is qualified by reference to Section 9 of the Distribution and Subadministration Agreement, filed herewith as Exhibit 22(e) and incorporated herein by reference.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

A description of the business of Century Capital Management, LLC, referred to herein as "CCM" or the "Adviser", the investment adviser to the Funds, is set forth under the caption "Management of the Funds" in the Trust's Prospectus and "Management of the Trust" in the Trust's Statement of Additional Information, forming part of this registration statement. CCM, in addition to being the investment adviser to the Funds, is the investment adviser to certain private limited partnerships and separately managed accounts whose investors are primarily institutions and may, in the future, manage other pooled investment vehicles.

During the past two fiscal years, the directors and officers of CCM have not held any positions of a substantial nature other than their positions as directors and/or officers of CCM (or its predecessor, Century Capital Management, Inc.), except as listed below:

NAME AND CURRENT
POSITION(S) WITH THE
ADVISER                                                 OTHER POSITIONS
----------------------------------------------------------------------------------------------------------------------
Davis R. Fulkerson,                                     Trustee, Century Capital Management Trust

Managing Partner,                                       100 Federal Street, Boston, MA

Member of the Executive Committee
                                                        Managing Member, CCP Capital II, LLC
                                                        100 Federal Street, Boston, MA

                                                        Director, CCP Capital III, Inc.
                                                        100 Federal Street, Boston, MA


                                                        Member, CCP Capital IV, LLC
                                                        100 Federal Street, Boston, MA


                                                        Director, iArchives, Inc.
                                                        1890 W. 4000, So. Roy, Utah

                                                        Director, Rewards Plus of America, Inc.
                                                        10150 York Road, Hunt Valley, MD


                                                        Director, Asset Allocation & Management
                                                        Company, LLC
                                                        30 North LaSalle Street, Chicago, IL

                                                        Director, Cyrus Reinsurance Holdings SPC
                                                        Hutchins Drive, George Town, Grand Cayman

                                                        Director, eReinsure.com, Inc.
                                                        424 East 500 South, Salt Lake City, UT

Alexander L. Thorndike,                                 Trustee, Century Capital Management Trust

Managing Partner,                                       100 Federal Street, Boston, MA

Member of the Executive Committee
                                                        Managing Member, CCP Capital II, LLC
                                                        100 Federal Street, Boston, MA


Steven Alfano,                                          Member, CCP Capital IV, LLC
Chief Compliance Officer                                100 Federal Street, Boston, MA


                                                        Managing Member, CCP Capital II, LLC
                                                        100 Federal Street, Boston, MA

                                                        Secretary and Treasurer, CCP Capital III, Inc.
                                                        100 Federal Street, Boston, MA

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) Foreside Fund Services, LLC ("FFS"), the Trust's principal underwriter, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:


Century Capital Management Trust
Forum Funds
Henderson Global Funds
Ironwood Series Trust
Monarch Funds
Sound Shore Fund, Inc.
Bridgeway Funds, Inc.
American Beacon Funds
American Beacon Mileage Funds
American Beacon Select Funds


Wintergreen Fund, Inc.


(b) The following table identifies the officers of FFS and their positions, if any, with the Trust. The business address of each of these individuals is Two Portland Square, Portland, Maine 04101.

Name                             Position with Underwriter                      Position with Trust
----                             -------------------------                      -------------------

Simon D. Collier                 Principal Executive Officer                            None

Carl A. Bright                   President and Treasurer                                None

Richard J. Berthy                Vice President and Assistant Treasurer                 None

Nanette K. Chern                 Chief Compliance Officer, Secretary                    None
                                 and Vice President

Mark A. Fairbanks                Vice President, Assistant Secretary                    None
                                 and Deputy Chief Compliance Officer

     (c) FFS received compensation from Century Small Cap Select Fund and Century Shares Trust with respect to each Fund's last fiscal year ended October 31, 2006 pursuant to its Distribution and Service Plan. Reference is made to the section entitled "Investment Advisory and Other Services--Distribution and Service plans" in the Trust's Statement of Additional Information, forming part of this registration statement, for information regarding this compensation.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

All applicable accounts, books and documents required to be maintained by the Trust by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession and custody of the Trust, 100 Federal Street, 29th Floor, Boston, Massachusetts, 02110 and/or its custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, and/or its principal transfer agent and dividend paying agent, Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101, and/or its principal underwriter, Foreside Fund Services, LLC, Two Portland Square, Portland, Maine 04101. The Trust's transfer agent maintains shareholder records. The Trust also maintains portfolio trading documents and certain corporate documents. The custodian maintains the general ledger, supporting accounting data and all other accounts, books and documents.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

Not applicable.

                                     NOTICE

A copy of the Agreement and Declaration of Trust of Century Capital Management Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by officers and Trustees of the Registrant, as officers and Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of any series of the Trust individually, but are binding only upon the assets and property of the Trust or the respective series of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "1940 Act"), the Registrant, Century Capital Management Trust, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 18 under the Securities Act and Post-Effective Amendment No. 20 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 28th day of February, 2007.


                                              CENTURY CAPITAL MANAGEMENT TRUST

                                              By:/s/ Alexander L. Thorndike
                                                     -----------------------
                                                     Alexander L. Thorndike,
                                                     Chairman of the Trustees


Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 18 to the Century Capital Management Trust's Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the date indicated:

Signature                        Title                      Date

John E. Beard*                   Trustee                    February 28, 2007
--------------------------
John E. Beard

William Gray*                    Trustee                    February 28, 2007
--------------------------
William Gray

Stephen W. Kidder*               Trustee                    February 28, 2007
--------------------------
Stephen W. Kidder

Jerrold Mitchell*                Trustee                    February 28, 2007
--------------------------
Jerrold Mitchell

Jerry S. Rosenbloom*             Trustee                    February 28, 2007
--------------------------
Jerry S. Rosenbloom

David D. Tripple*                Trustee                    February 28, 2007
--------------------------
David D. Tripple

Davis R. Fulkerson*              Trustee                    February 28, 2007
--------------------------
Davis R. Fulkerson

/s/ Alexander L. Thorndike       Chairman, Trustee,         February 28, 2007
--------------------------       Principal Executive
Alexander L. Thorndike           Officer

/s/ Steven Alfano                Secretary, Principal       February 28, 2007
--------------------------       Financial Officer and
Steven Alfano                    Principal Accounting
                                 Officer


                                          *By: /s/ Alexander L. Thorndike
                                                   ----------------------
                                                   Alexander L. Thorndike
                                                   Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------


Exhibit 23(j)     Consent of Deloitte & Touche LLP